DEED of LEASE




                                    between




                           ENTERPRISE CENTER LIMITED
                            PARTNERSHIP NUMBER TWO,

                                    Landlord





                                      and



                           SOFTWARE TECHNOLOGY, INC.,

                                     Tenant



                            For Premises Located At

        Enterprise Center, Lafayette Business Park, Chantilly, Virginia

                                   DEED OF LEASE

                  THIS DEED OF LEASE (this "Lease") is made this 3rd day of January, 2000, by ENTERPRISE CENTER LIMITED PARTNERSHIP NUMBER TWO, a Virginia limited partnership ("Landlord"), and SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Tenant").

                  Landlord and Tenant, intending legally to be bound, hereby covenant and agree as set forth below.

                                   ARTICLE 1
                             BASIC LEASE PROVISIONS

      The following terms, when used herein, shall have the meanings set forth below.

1.1 Premises. The Premises is deemed to be 27,670 square feet of rentable area as outlined on Exhibit A attached hereto. Said space measurement shall be in accordance with the 1989 "WDCAR" Standard Method of Measurement which will be confirmed by Landlord's architect and subject to a Building "core factor" not to exceed nine percent (9%). The Premises consist of the entire second floor of the Building and are known as Suite 200.

1.2 Building. The building in which the Premises are located. The Building has three (3) floors, contains 79,420 square feet of rentable area, and includes all alterations, additions, improvements, restorations or replacements now or hereafter made thereto. The address of the Building is 4100 Lafayette Center Drive, Enterprise Center in Lafayette Business Park, Chantilly, Virginia 22021.

1.3 Term. If the Commencement Date is the first day of a month, the Term shall be 120 full months. If the Term is not the first day of a calendar month, the Term shall be 120 full months plus the time period from the Commencement Date to the last day of the month in which the Commencement Date falls.

1.4  Commencement  Date.  May 1,  2000,  subject to  adjustment  as set forth in
Article 4.

1.5  Expiration  Date.  April 30, 2010,  subject to  adjustment  as set forth in
Article 4.

1.6 Advance Rent. $43,810.83. Said Advance Rent shall be deposited with Landlord thirty (30) days prior to Commencement Date.
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1.7  Base Rent.: The Base Rent shall be as follows:

        Lease Year          Annual Base Rent          Monthly Base Rent
 ----------------------- ------------------------ --------------------------
           1                  $525,730.00                $43,810.83
           2                  $538,873.25                $44,906.10
           3                  $552,345.08                $46,028.76
           4                  $566,153.71                $47,179.48
           5                  $580,307.55                $48,358.96
           6                  $594,815.24                $49,567.94
           7                  $609,685.62                $50,807.13
           8                  $624,927.76                $52,077.31
           9                  $640,550.95                $53,379.25
           10                 $656,564.73                $54,713.73

1.8  Security Deposit. $43,810.83.

1.9 Complex. That complex of buildings owned by Landlord known as "Enterprise Center" containing one hundred eighty-nine thousand, one hundred twenty (189,120) rentable square feet (of which the Building is a part), as outlined on Exhibit E attached hereto, and including any easements, rights and appurtenances thereto (including private streets, storm detention facilities and any other service facilities).

1.10 Lafayette Business Park. That Complex of buildings in Chantilly, Virginia known by the same name, of which the Complex, Building and premises are a part, and including any easements, rights and appurtenances thereto.

1.11 Base Year. Calendar year 2000.

1.12 Tenant's Proportionate Share of Operating Expenses. 34.84% of the Operating Expenses allocable to the Building ("Tenant's Proportionate Share of Building Operating Expenses"), and 14.63% of the Operating Expenses allocable to the Complex ("Tenant's Proportionate Share of Complex Operating Expenses") (collectively, "Tenant Proportionate Share of Operating Expenses).

1.13 Tenant's Proportionate Share of Real Estate Taxes. 14.63% ("Tenant's Proportionate Share of Real Estate Taxes").

1.14 Parking Space Allocation. 3.6 parking spaces in the Parking Facilities per each 1,000 rentable square feet of the Premises, including any additional space leased by Tenant after the date hereof. Fifteen (15) of the parking spaces shall be reserved (the "Reserved Spaces"), and the remainder shall be unreserved. The location of the Reserved Spaces is shown on Exhibit F attached hereto.

1.15 Permitted Use. Tenant shall have the right to use the Premises for any lawful purpose permitted by applicable zoning ordinances, and without limiting the generality of the foregoing, for offices and the repair and maintenance of electronics products and the sale of replacement parts and accessories and activities associated with any of the foregoing; provided that Tenant expressly acknowledges that on-site sales (retail or otherwise) from the Premises are expressly prohibited. Tenant shall, during the Term, conform the use Tenant makes of the Premises to all applicable laws, statutes, orders, ordinances, rules and regulations of all federal, state or political subdivisions having jurisdiction over the Premises, now in force or that may be enacted hereafter, provided that the provisions of this Paragraph shall not require Tenant to rebuild, repair or alter the Premises and/or the Tenant Improvements to make the Premises and/or Tenant Improvements comply with any such laws, statutes, orders, ordinances, rules or regulations, and provided further that if Tenant is unable to use the Premises for the purposes specified herein, Tenant shall have the right to terminate this Lease effective ninety (90) days following Landlord's receipt of Tenant's written notice of termination, which notice shall specify that it is delivered pursuant to this Section 1.15.

1.16 Tenant's Trade Name.  STI.

1.17 Broker(s).

(a)  Landlord's: Spaulding & Slye (Robert B. Shue and Harry Klaff).

(b)  Tenant's: The Fred Ezra Company

1.18 Landlord's Address for Payment of Rent.

                   Enterprise Center L.P. #2
                   c/o ELV Associates, Inc. 3340 Peachtree Road, NE, Suite 2675 Atlanta, GA 30326
                   Attn: Ms. Theresa F. McLaughlin

1.19 Landlord's Address for Notice Purposes.

                   c/o ELV Associates, Inc.
                   1076 Thomas Jefferson Street, N.W.
                   Washington, DC 20007
                   Attn: Ms. Theresa F. McLaughlin
                   Telephone: (202) 625-6100

1.20 Tenant's Address.

                   Before occupancy:
                   Software Technology, Inc.
                   14175 Sullyfield Circle, Suite G
                   Chantilly, Virginia  20151
                   Attention: Jim Campbell, Doug Shorter

                   After Occupancy:
                   Software Technology, Inc.
                   4100 Lafayette Center, Suite 200
                   Chantilly, Virginia  22021
                   Attention: Jim Campbell, Doug Shorter

                   With a copy to:

                   Stuart P. Dawley
                   Executive Vice President
                   Exigent International, Inc.
                   1225 Evans Road
                   Melbourne, Florida 32904-2314

                                   ARTICLE 2
                                  DEFINITIONS

     The following terms, when used herein, shall have the meanings set forth below.

2.1  Additional Rent.  As defined in Article 5.3.

2.2  Agents.  Officers,  partners,  directors,   employees,  agents,  licensees,
customers, invitees and affiliates.

2.3 Alterations. Alterations, decorations, additions or improvements of any kind or nature to the Premises or the Building, whether structural or non-structural, interior, exterior or otherwise, including Cabling.

2.4 Association. The Lafayette Business Center Association, which is governed by a Declaration of Covenants, Conditions and Restrictions dated November 16, 1984 as recorded among the land records of Fairfax County, Virginia in Deed Book 6057 at page 396, as amended from time to time (as amended, the "Covenants").

2.5 Cabling. All cabling and wiring installed by Tenant in the Building at any time in connection with any telephone, computer, telecommunications or other system.

2.6 Common Area. All areas, improvements, facilities and equipment from time to time designated by Landlord for the common use or benefit of Tenant, other tenants of the Complex and their Agents, including roadways, entrances and exits, landscaped areas, open areas, exterior lighting, service drives, loading areas, pedestrian walkways, sidewalks, stairs, ramps, maintenance and utility, rooms and closets, exterior utility lines, common window areas, common trash areas and Parking Facilities.

2.7  Event of Default.  As defined in Article 22.

2.8  Guarantor.  None.

2.9  Hazardous Materials.  As defined in Article 26.

2.10 Herein, hereafter, hereunder and hereof. Under this Lease, including all Exhibits and any Riders.

2.11 Interest Rate. Eighteen percent (18%) per annum, but in no event greater than the maximum rate permitted by law.

2.12 Holidays. As defined in the Rules and Regulations attached as Exhibit D.

2.13 Land. The piece or parcel of land upon which the Complex is located and all rights, easements and appurtenances thereunto belonging or pertaining.

2.14 Lease Year. The first Lease Year shall commence on the Commencement Date and terminate on the last day of the twelfth (12th) full calendar month after the Commencement Date. Each subsequent Lease Year shall commence on the date immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) full calendar months, except that the last Lease Year of the Term shall terminate on the date this Lease expires or is otherwise terminated.

2.15 Legal Requirements. All laws, statutes, ordinances, orders, rules, ordinances, regulations and requirements (including any and all energy conservation requirements applicable to the Complex and customary industry indoor air quality standards and practices) of all federal, state and municipal governments, and the appropriate agencies, officers, departments, boards and commissions thereof whether now or hereafter in force which relate or are applicable to the Land, Premises, the Building or the Complex or any part thereof.

2.16 Mortgage.Any mortgage, deed of trust, security interest or title retention interest affecting the Building, the Land or the Complex.

2.17 Mortgagee.The holder of any note or obligation secured by a mortgage, deed of trust, security interest or title retention interest affecting the Complex, the Building or the Land, including lessors under ground leases, sale-leasebacks and lease-leasebacks.

2.18  Operating Expenses.  As defined in Article 7.

2.19 Parking Facilities. All parking areas now or hereafter made available by Landlord for use by tenants, including open-air parking within the Complex, whether reserved, exclusive, non-exclusive or otherwise. As of the date hereof, the Parking Facilities consist of open air surface parking areas.

2.20  Real Estate Taxes.  As defined in Article 8.

2.21  Rent.  Base Rent and Additional Rent.

2.22 Substantial Completion. As defined in the Work Agreement attached hereto and made a part hereof as Exhibit B.

2.23 Substantial Part. More than fifty, percent (50%) of the rentable square feet of the Premises, the Building or the Complex. as the case may be.

2.24 Tenant's Property.Any and all personal property, furniture, business trade fixtures, inventory and equipment located in the Premises and owned by Tenant together with all leasehold and tenant improvements and Alterations installed in or performed by Tenant or its Agents or on behalf of Tenant or by Landlord on behalf of Tenant pursuant to the Work Agreement (as hereinafter defined) or the terms of this Lease but expressly excluding those items of standard base building work insured by Landlord and provided at Landlord's sole cost and expense, if any, as more fully described in the Work Agreement.

2.25  Work Agreement.  Attached hereto as Exhibit B.

                                   ARTICLE 3
                                  THE PREMISES

3.1 Lease of Premises. In consideration of the agreements contained herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term and upon the terms and conditions hereinafter provided. The Premises are leased subject to, and Tenant agrees not to violate, all present and future covenants, conditions and restrictions of record which affect the Land. The Premises shall not include an easement for light, air or view.

3.2 Landlord's Reservations. In addition to the other rights of Landlord under this Lease, Landlord reserves the right (i) to change the street address and/or name of the Building or the Complex, (ii) to install, erect, use, maintain and repair mains, pipes, conduits and other such facilities to serve the Complex and the Building in and through the Premises, (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Complex, (iv) to establish a condominium regime for the Complex, the Land and/or the Common Area and to include the Premises therein, (v) to control the use of the roof and exterior walls of the Building and the Complex for any purpose, and (vi) perform such other acts and make such other changes with respect to the Common Area, the Complex and the Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises; provided the exercise of said rights does not materially and unreasonably adversely affect Tenant's normal course of business and/or require Tenant to reconfigure, alter or enhance the Premises or security installations within the Premises.

                                   ARTICLE 4
                                      TERM

4.1 Lease Term. The Term shall commence on the Commencement Date and expire at midnight on the Expiration Date. If Substantial Completion of the Premises has not occurred on the date set forth in Article 1 as the Commencement Date, then the Commencement Date shall be the date of Substantial Completion; provided, that if Tenant uses or accepts the Premises before Substantial Completion or the date set forth in Article 1 as the Commencement Date, then the Commencement Date shall be the date upon which Tenant uses or accepts the Premises (i.e., the date on which Tenant begins to move furniture, furnishings, inventory, equipment or trade fixtures into the Premises). In such event, the Expiration Date shall be adjusted accordingly so that the period of the Term is not changed. If requested by Landlord, Tenant shall within fifteen (15) days of such request sign a declaration acknowledging the Commencement Date and the Expiration Date in the form attached hereto and made a part hereof as Exhibit C. If Landlord, for any reason other than Tenant Delay (as defined in the Work Agreement), cannot deliver the Premises in condition for occupancy by Tenant to conduct its business therein on the Commencement Date specified in Article 1 of this Lease, rent shall abate for the period between said Commencement Date and the time when Landlord can deliver such possession. In the event the Premises are not in condition for occupancy ninety (90) days after the Commencement Date specified in Article 1 hereof for any reason other than Force Majeure events or Tenant Delay, the Tenant shall have the sole right to cancel or terminate this Lease, without any further obligation on its part, upon giving written notice of its intention to do so (which notice shall specify that it is given pursuant to Section 4.1 of this Lease), provided Tenant's option to cancel and terminate this Lease must be exercised by written notice to Landlord, served no later than thirty (30) days after such right to cancel and terminate arises. If Tenant shall give such notice, then this Lease and the Term and estate hereby granted shall terminate on the date of the giving of such notice with the same effect as if such date were the date herein before specified for the expiration of the Term of this Lease and neither party shall have any further obligation to perform hereunder.

                                   ARTICLE 5
                                      RENT

5.1   Base  Rent. Tenant shall pay to  Landlord  the Base Rent as  specified  in
Article 1.7

5.2 Payment of Base Rent. Base Rent for each Lease Year shall be payable in equal monthly installments, in advance, without demand, notice, deduction, offset or counterclaim except as and to the extent expressly provided herein, on or before the first day of each and every calendar month during the Term; provided, however, that the installment of the Base Rent payable for the first full calendar month of the Term (and, if the Commencement Date occurs on a date other than on the first day of a calendar month, Base Rent prorated from such date until the first day of the following month) shall be due and payable on the full execution and delivery of this Lease. Tenant shall pay the Base Rent and all Additional Rent, by good check or in lawful currency of the United States of

America, to Landlord at Landlord's Address, or to such other address or in such other manner as Landlord from time to time specifies by written notice to Tenant. Any payment made by Tenant to Landlord on account of Base Rent may be credited by Landlord to the payment of any Base Rent then past due before being credited to Base Rent currently due.

5.3 Additional Rent. All sums payable by Tenant under this Lease, other than Base Rent, shall be deemed "Additional Rent," and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Base Rent.

5.4 Late Payment. If during any period of twelve consecutive months during the Term Tenant shall fail on more than two occasions to pay any Rent within ten
(10) days after such Rent becomes due and payable, then on the third and each subsequent occasion (a) Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue Rent, and (b) any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such late charge and interest shall be due and payable within five (5) business days after written demand from Landlord is received by Tenant.

5.5 Advance Rent.Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the Advance Rent in cash, as payment, in advance, of Base Rent due under this Lease. The Advance Rent shall serve Landlord as security for Tenant's performance of its obligations under this Lease until such time as the first monthly installment of Base Rent becomes due. When the first monthly installment of Base Rent becomes due, Landlord shall apply the Advance Rent against such installment, and thereafter against each additional monthly installment of Base Rent due under this Lease, until such time as the Advance Rent is exhausted.

                                   ARTICLE 6
                               SECURITY DEPOSIT

6.1   General.  Simultaneously  with  the  execution of this Lease, Tenant shall deposit with Landlord the Security Deposit in cash, which shall be held by Landlord, with interest for the account of Tenant, as security, for the performance of Tenant's obligations and covenants under this Lease. All interest accrued on the Security Deposit shall be added to and be considered a part of the Security Deposit, for disposition as set forth herein. For purposes of reporting interest income, Tenant's Federal tax identification number is 59-1826343. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of an Event of Default. If an Event of Default shall occur beyond any applicable notice and cure period or if Tenant fails to surrender the Premises in the condition required by this Lease, Landlord may, and without prejudice to any other remedy which Landlord may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Premises. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Tenant shall deposit with Landlord, upon demand, the amount necessary to restore the Security Deposit to its original amount. If Landlord shall sell or transfer its interest in the Building or the Complex, or in the event of a foreclosure, Landlord shall transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look solely to the new landlord for the return of the Security Deposit, Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit, and the new owner shall be liable for Tenant's Security Deposit. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of the Security. Deposit shall be returned to Tenant at such time after the Expiration Date or earlier termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. Landlord shall conduct a "Post Move-Out Inspection" of the Premises within fifteen (15) days after the Expiration Date or earlier termination of this Lease.


                                   ARTICLE 7
                              OPERATING EXPENSES

7.1 Tenant's Proportionate Share of Operating Expenses.Commencing on the first day of the second Lease Year and continuing throughout the remainder of the Term, Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the amount by which the Operating Expenses during each calendar year exceed the Operating Expenses during the Base Year. If the first day of the second Lease Year or the Expiration Date are other than the first day of a calendar year, then Tenant's Proportionate Share of Operating Expenses shall be adjusted to reflect the actual period of occupancy during such calendar year.

7.2   Operating Expenses Defined.

      (a) As used herein, the term "Operating Expenses" shall mean all expenses, disbursements and costs of every kind and nature which Landlord incurs because of or in connection with the ownership, maintenance, management, repair, altera-tion, replacement and operation of the Building and Complex (which expressly includes the Land, the Parking Facilities and the Common Area) including the following:

          (1) Wages and salaries of all employees, including an on-site management agent and staff, whether employed by Landlord or the Building's man-agement company and all costs related to or associated with such employee or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including contributions to pension and/or profit sharing plans and vacation or other paid absences);

          (2) All supplies and materials, including janitorial and lighting supplies;

          (3) All utilities, including electricity, telephone (including all costs and expenses of telephone service for the sprinkler alarm system, if any), water, sewer, power, gas, heating, lighting and air conditioning for the Building, except to the extent such utilities are charged directly to or paid directly by, a tenant of the Building;

          (4) All insurance (including any deductibles) purchased by Landlord or the Building's management company relating to the Building and any equipment or other property contained therein or located thereon including casualty, liability, rental loss, sprinkler and water damage insurance;

          (5) All repairs to the Building and all mechanical components and equipment therein (excluding repairs paid for by the proceeds of insurance or by Tenant or other third parties other than as a part of the Operating Expenses), including interior, exterior, structural or non-structural, and regardless of whether foreseen or unforeseen;

          (6) All maintenance of the Building and all mechanical components and equipment therein including painting, ice and snow' removal. landscaping, groundskeeping and the patching, painting and resurfacing of driveways and parking lots;

          (7)    A  management   fee  payable to  Landlord and/or the company or
companies managing the Building, not to exceed four percent (4%) of aggregate annual base rents;

          (8) All maintenance, operation and service agreements for the Building, and any equipment related thereto,including service and/or maintenance agreements for the sprinkler system in the Building, if any (excluding those paid for by Tenant or any third parties other than as a part of Operating Expenses);

          (9) Accounting, consulting and legal fees (whether attributable to Landlord's in-house attorneys or paralegals);

          (10) Any additional services not provided to the Building at the Commencement Date but thereafter provided by Landlord as Landlord shall deem necessary or desirable;

          (11) All condominium dues and related charges and all assessments, whether general, special or otherwise, levied against Landlord, the Building or Complex pursuant to any condominium regime or any declaration or other instru-ment affecting the Building or any part or component thereof;

          (12) All computer rentals for energy management or security moni-toring systems, if any;

          (13) Any capital improvements made to the Building after the Commencement Date (other than those made for the addition of rentable square footage to the Building or for the sole benefit or a Building tenant pursuant to its lease), the cost of which shall be amortized over the useful life of such expenditure according to generally acceptable accounting principles ("GAAP"), together with interest on the unamortized balance of such cost at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing said capital improvements but only to the extent that such capital improvement is (i) intended by Landlord to result in the reduction of Operating Expenses but only to the extent that the same results in an actual reduction of Tenant's costs, (ii) necessary or advis-able to comply with Legal Requirements. or (iii) necessary or advisable to comply with insurance requirements or recommendations of Landlord's insurer or Mortgagee;

          (14)    The cost of any transportation  program fees, mass transporta-
tion  fees  or  similar  fees  charged  or  assessed  by  any   governmental  or
quasi-governmental entity or pursuant to any Legal Requirements; and

          (15) Any payments made by the Landlord under any easement or license agreement, declaration, restrictive covenant or instrument pertaining to the payment of sharing of costs among property owners.

      (b) If during any calendar year (including the Base Year), the average occupancy rate for the Building is less than ninety-five percent (95%) or Land-lord is not supplying services to 95% of the rentable area of the Building at any time during any such calendar year, Operating Expenses for such calendar year shall be deemed to include all additional costs and expenses of ownership, maintenance, management and operation of the Building which Landlord determines that it would have paid or incurred during any such calendar year if such average occupancy rate for the Building had been 95% and had Landlord been supplying services to 95% of the rentable square feet of the Building throughout such calendar year. In the event that after the Base Year Landlord provides services, the cost of which would be included in Operating Expenses, that were not provided during the Base Year, then the cost of such services shall be added to the Base Year "gross-up" as if such services existed and were provided on the Commencement Date. If any amounts comprising Operating Expenses are incurred not just with respect to the office area of the Building, but also with respect to the retail area of the Building, if any, then Landlord shall endeavor in good faith and use its reasonable efforts to allocate such amounts between the office and retail areas of the Building. Such allocation shall be made on a fair and equitable basis, based on the usage of or benefits received from the service, utility or item in question. It is not the intent of this provision, commonly referred to as a "gross up" clause, to permit Landlord to charge Tenant for any Operating Expenses attributable to unoccupied space, or to seek reimbursement from Tenant for costs the Landlord never incurred. Rather, the intent of this provision is to allow Landlord to recover only those increases in Operating Expenses properly attributable to the occupied space in the Building, and is thus designed to calculate the actual cost of providing variable Operating Expense services (i.e., Operating Expenses that are affected by variations in occupancy levels, such as char service) to the rentable area of the Building receiving such service.

7.3   Exclusions from Operating Expenses.

      (a)     Operating Expenses shall not include the following:

              (1) Legal fees, space planners' fees, real estate brokers' leasing
commissions,   advertising    expenses   and   all  other   costs   incurred  in
connection with the original or future leasing of space in the Building;

              (2) Costs and expenses of alterations or improvements of the Premises or the leasehold premises of other individual tenants in the Building;

              (3) Costs of correcting defects in, or inadequacy of, the design or construction of the Building or the materials used in the construction of the Building or the equipment or appurtenances thereto to the extent covered by warranties and recovered by Landlord;

              (4) Depreciation, interest and principal payments on mortgages and other financing costs, if any including attorneys' fees, title insurance premiums, recording costs, or any other costs attributable to such activity, other than amortization of and the interest factor attributable to permitted capital improvements;

              (5) Costs and expenses associated with the operation of the business of the person or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any Mortgagee (except to the extent the actions of Tenant or any other tenant may be in issue) costs of selling or financing any of Landlord's interest in the Building and outside fees paid in connection with disputes with other tenants;

              (6) Costs  and   expenses   directly   resulting  from  the  gross
negligence or willful misconduct of Landlord or its Agents to the extent provable by Tenant;

              (7) Real Estate Taxes;

              (8)     Landlord's income taxes;

              (9) Landlord's costs of any service sold or provided to any tenant or occupant of the Building for which Landlord is reimbursed as an additional charge or rental over and above the base rent and escalations payable under the lease or occupancy agreement with that tenant or other occupant (including after-hours HVAC costs or over-standard electrical consumption costs incurred by other tenants or occupants or excess insurance costs arising from a tenant's specific use or equipment) and costs of services provided to some tenants, but not to Tenant;

              (10) The initial cost of construction of the Building;

              (11) Expenses   for  repairs or  replacements  to the extent  such
expenses are covered by and reimbursed to Landlord by virtue of warranties from contractors or suppliers;

              (12) The cost of any item of service or repair to the extent covered by and reimbursed to Landlord under any warranty, guaranty or insurance policy maintained or held by Landlord;

              (13) Any Operating Expenses which are payable by any tenant directly to the provider of the service or for which Landlord is entitled to be and is reimbursed directly by a tenant, or by insurance proceeds;

              (14) Legal  or  accounting  fees,  costs   and  disbursements  for
negotiating leases or enforcing the lease obligations of other tenants in the Complex;

              (15) Damage and repairs attributable to condemnation, fire or other casualty to the extent covered by insurance actually maintained or required under the provisions of this Lease to be maintained by Landlord and collected by Landlord;

              (16) Interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations, unless such failure is caused by Tenant's conduct;

              (17) Repairs required to correct violations of Legal Requirements existing as of the Commencement Date;

              (18) Compensation of officers or executives of Landlord above the level of property manager;

              (19) Costs to acquire sculpture, paintings or other objects of act;

              (20) Costs arising from the presence of Hazardous Materials (as defined in Article 26) in, about or below the Building or Complex; and

              (21) Reserves for repairs, maintenance and replacements.

                   Landlord shall not collect more than one hundred percent (100%) of the Operating Expenses actually incurred by Landlord and shall not recover any items of cost more than once.

      (b) All Operating Expenses shall be reduced by the amount of insurance or other reimbursement, recoupment, payment, discount or allowance received by Landlord. Landlord shall, at all times during the entire term and its options, operate, manage, maintain and repair the Building in a lawful, efficient and businesslike manner in accordance with sound property management practices consistent with comparable first class office buildings in the northern Virginia metropolitan area. Tenant shall only be liable for Operating Expenses which are attributable to term of this Lease or such time as Tenant occupies the Premises, whichever is greater.

7.4 Estimated Payments. Landlord shall submit to Tenant, before the beginning of each calendar year, a statement of Landlord's estimate of the Operating Expenses payable by Tenant during such calendar year. In addition to the Base Rent, Tenant shall pay to Landlord on or before the first day of each month during such calendar year an amount equal to one-twelfth (1/12) of the estimated Operating Expenses payable by Tenant for such calendar year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this Article for any calendar year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimate is provided by Landlord. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of the Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Operating Expenses due from Tenant for such calendar year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such calendar year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

7.5 Actual Operating Expenses. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall submit a reasonably detailed statement to Tenant showing the actual Operating Expenses for such calendar year and Tenant's Proportionate Share of the amount by which such Operating Expenses exceed the Operating Expenses during the Base Year; provided that failure by Landlord to deliver such statement within the time specified above shall not relieve Tenant of any of its obligations hereunder. If for any calendar year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such calendar year exceed the Operating Expenses during the Base Year, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Operating Expenses. If for any calendar year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such calendar year exceed the Operating Expenses during the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Operating Expenses shall survive the expiration or earlier termination of this Lease.

7.6 Tenant's Right to Audit. In the event of any good faith dispute concerning the charges or computation of the amounts payable to Landlord pursuant to Articles 7.4 and 7.5 herein, Tenant shall pay into escrow, in an escrow account and with an escrow agent both reasonably acceptable to Landlord, the portion of the amount in dispute pending the resolution of the dispute, and such payment shall be without prejudice to Tenant's right to continue to challenge the disputed charges or computation. All fees, charges and expenses of the escrow agent shall be paid by Tenant at it's sole cost and expense. In no event shall Tenant be permitted to make payments of Base Rent, as specified in Article 1.7, into such escrow account. In the event Tenant shall dispute the amount set forth in Landlord's statement as described in Article 7.5 herein and Tenant pays the full amount set forth in Landlord's reconciliation statement with any disputed amount paid into such escrow account then, Tenant shall have the right, not later than ninety (90) days following receipt of such statement, to cause Landlord's books and records with respect to the preceding calendar year to be audited and/or inspected by Tenant itself or with the assistance of accountants or other consultants, and who shall not be compensated on a contingency basis. Such audit shall occur upon not less than twenty (20) days prior written notice to Landlord, at Landlord's place of business or the actual location of Landlord's books and records if different from Landlord's place of business, during Landlord's normal business hours. Subject to Landlord's right to dispute the results of Tenant's audit as hereinafter described, the amounts payable under this Article by Landlord to Tenant or by Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of five percent (5%) of the payments previously made by Tenant for such calendar year, then, subject to Landlord's right to dispute the results of Tenant's audit as hereinafter described, (a) the actual out-of-pocket cost of such audit incurred by Tenant shall be borne by Landlord and paid within thirty (30) days of demand from Tenant and (b) Tenant and/or its representatives shall have the right to audit/inspect Landlords books and records for the year immediately preceding the prior audit year for any potential excess payments by Tenant; otherwise, the cost of such audit shall be borne by Tenant. Notwithstanding the foregoing, in no event shall Landlord's cost for such audit (not including any excess payment by Tenant) exceed Three Thousand Dollars ($3,000). If Tenant's audit discloses a liability for further refund by Landlord to Tenant of one percent (1%) or less or a liability for further payment by Tenant, then in that event the actual out-of-pocket cost to respond to Tenant's audit incurred by Landlord (including reasonable consultants' and attorneys' fees), not to exceed Three Thousand Dollars ($3,000), shall be borne by Tenant and paid within thirty
(30) days of demand from Landlord. In the event that the Landlord disputes the results of the Tenant's audit, Landlord shall notify Tenant within thirty (30) days of delivery of the results of the Tenant's audit together with reasonably detailed documentation related thereto. If Landlord disputes the Tenant's audit, Landlord shall within said 30-day period, designate an independent Certified Public Accounting firm from one of the "Big-Six" (i.e., Arthur Anderson & Co. or similar company) and said firm shall review the Tenant's audit and, if necessary, shall re-audit the Landlord's books and records and issue a final report within ninety (90) days of the expiration of said 30-day period. Tenant shall fully cooperate and instruct its auditor to fully cooperate with the review conducted by the Big-Six firm. The findings of the Big-Six firm shall be conclusive and binding on the parties hereto as it relates to the statement at issue. In the event that the Big-Six firm's report confirms the Tenant's audit then the Landlord shall pay the cost of the Big-Six audit which shall be in addition to any obligation Landlord may have to pay Tenant's expenses as aforesaid. In the event that the report discloses a liability by Landlord to Tenant of less than the amount indicated in Landlord's statement, then in that event the Tenant shall pay the cost of the Big-Six audit which shall be in addition to any obligation Tenant may have to pay Landlord's expenses as aforesaid. If Tenant shall not request an audit in accordance with the provisions of this Article within ninety (90) days of receipt of Landlord's reconciliation statement of actual Operating Expenses, such statement shall be conclusive and binding upon Landlord and Tenant.

                                   ARTICLE 8
                                     TAXES

8.1 Tenant's Proportionate Share of Real Estate Taxes. Commencing on the first day of the second Lease Year and continuing throughout the remainder of the Term, Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the amount by which Real Estate Taxes during each calendar year exceed Real Estate Taxes during the Base Year. If the first day of the second Lease
Year or the Expiration Date are other than the first day of a calendar year, then Tenant's Proportionate Share of Real Estate Taxes shall be adjusted to reflect the actual period of occupancy during such calendar year.

8.2 Definition of Real Estate Taxes. As used herein, the term "Real Estate Taxes" shall mean all taxes and assessments, general or special, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed by any governmental authority upon the Complex and upon the fixtures, machinery, equipment or systems in, upon or used in connection with any of the foregoing, and the rental, revenue or receipts derived therefrom, under the current or any future taxation or assessment system or modification of, supplement to, or substitute for such system. Real Estate Taxes also shall include-special assessments which are in the nature of or in substitution for real estate taxes, including road improvement assessments, special use area assessments, school district assessment, vault space rentals and any business, professional and occupational license tax payable by Landlord in connection with the Building. If at any time the method of taxation prevailing on the date hereof shall be altered so that in lieu of, as a substitute for or in addition to the whole or any part of the taxes now levied or assessed, there shall be levied or assessed any of the following, then the same shall be included within the term "Real Estate Taxes" hereunder: a tax, assessment, levy fee or other charge (i) on or measured by the rents received from the Building or the Complex, (ii) measured by or based in whole or in part upon the Building or the Complex and imposed upon Landlord, or (iii) measured by the rent payable by Tenant under this Lease. Except to the extent provided in the preceding sentence, Real Estate Taxes shall not include any franchise, corporation, income or profit tax calculated upon the Landlord's net income. In no event shall any inheritance, estate, succession, transfer, gift tax, or capital levy be included in Real Estate Taxes. Further, for the purposes of this Article, Real Estate Taxes shall include the reasonable expenses (including attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Real Estate Taxes, regardless of the outcome of such challenge. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Real Estate Taxes unless requested by tenants in the Building representing fifty percent (50%) or more of the rentable space in the Building. If as a result of any such challenge, a tax refund is made to Landlord, then the amount of such refund less the expenses of the challenge shall be deducted from Real Estate Taxes due in the Lease Year such refund applies, and if any portion of such refund applied to a tax year in which Tenant has paid Real Estate Taxes, Landlord shall refund to Tenant an amount equal to Tenant's pro-rata share of such reduction of Real Estate Taxes as has actually been paid by Tenant to Landlord in the tax year to which the reduction applies. Landlord's obligation to refund to Tenant its pro-rata share of such reduction shall survive the expiration or termination of this Lease. The Real Estate Taxes Statement shall reasonably detail the Real Estate Taxes for such calendar year. Landlord further covenants and agrees to pay all Real Estate Taxes no later than the date on which such taxes are due and payable.

8.3 Estimated and Actual Payments. Landlord shall charge Tenant for its Proportionate Share of Real Estate Taxes and Tenant shall pay such charges in accordance with the procedures established under Articles 7.4 and 7.5 for payment of Operating Expenses.

                                   ARTICLE 9
                                    PARKING

9.1 Parking Spaces.. During the Term, and at no additional fee, Tenant shall have the exclusive right to use the Reserved Spaces and the non-exclusive right to use the unreserved portion of the Parking Facilities to the extent of Tenant's unreserved Parking Space Allotment.

9.2 Reserved Spaces. Landlord, at its cost, shall keep the Reserved Spaces marked with the words "Reserved, Software Technology" to designate the Reserved Spaces. Landlord shall have no obligation to police the use of the Reserved Spaces by persons other than Tenant and its Agents.

9.3 Rules and Regulations for Parking. Tenant shall abide by any reasonable rules or regulations for the use of the Parking Facilities which may be adopted by the Landlord for the general safety, care, cleanliness and order of the Parking Facilities, the Building and the users thereof. Upon notice to Tenant, such rules and regulations may be changed from time to time as Landlord reasonably deems necessary. Landlord may assign and reassign, from time to time, particular parking spaces (except for the Reserved Spaces) for use by persons selected by Landlord.

9.4 Changes to Parking Facilities. Landlord shall have the right, from time to time, with Tenant's consent not to be unreasonably withheld, conditioned or delayed, to change, alter, add to, temporarily close or otherwise affect the Parking Facilities; provided, that Landlord endeavor in good faith and use its reasonable efforts to minimize any material interference with Tenant's beneficial use of the Premises. Tenant shall not use more parking spaces than the Parking Space Allotment.

                                   ARTICLE 10
                                       USE

10.1 General. Tenant shall occupy the Premises solely for the Permitted Use. The Premises shall not be used for any other purpose without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall comply, at Tenant's expense, with (i) all Legal Requirements, and (ii) any reasonable requests of Mortgagee or any insurance company providing coverage with respect to the Premises. Tenant shall not use or occupy the Premises in any manner that is unlawful or dangerous or that shall constitute an unreasonable annoyance or a violation of the Covenants.

10.2 Tenant's Personal Property. Tenant shall pay before delinquency any business, rent or other tax or fee that is now or hereafter assessed or imposed upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business in the Premises or Tenant's Property. If any such tax or fee is enacted or altered so that such tax or fee is imposed upon Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay the amount of such tax or fee as Additional Rent.

                                    ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

11.1 Consent. Tenant shall not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit a third party, to occupy or use) the Premises, or any part thereof, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or otherwise, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed (any such valid assignment, sublease or any of the other foregoing shall sometimes be hereinafter referred to as a "transfer"). For purposes of the foregoing prohibitions, a transfer at any one time or from time to time of twenty percent (20%) or more of an interest in Tenant (whether stock, partnership interest or other form of ownership or control) by any person(s) or entity (ties) having an interest in ownership or control of Tenant on the date hereof shall be deemed to be an assignment of this

Lease. Any assignment, encumbrance, or sublease without Landlord's written consent shall be voidable by Landlord and, at Landlord's election, constitute an Event of Default hereunder. Notwithstanding the foregoing, in any event, Tenant shall be strictly prohibited from assigning or subletting its interest in or rights under this Lease in any way during the final Lease Year of the Term. This
Article 11.1 is subject to Article 11.6.

11.2 Landlord's Options. If at any time or from time to time during the Term, Tenant desires to effect a transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice") setting forth the terms and provisions of the proposed transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice, a current financial statement for the Transferee and such other information as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within ten (10) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

      (a)      approve or disapprove such transfer; or

      (b) terminate this Lease with respect to the entire Premises (or, in the case of a proposed sublease, only that portion of the Premises which the Tenant has requested to Sublease), which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice; provided, however, that this clause (b) shall not apply unless the proposed transfer (either by itself or when taken together with all prior transfers hereunder) would result in the transfer of 50% or more of the Premises. Should Landlord attempt to exercise such right to terminate this Lease provided for under this clause then Tenant shall have the right, exercisable within five (5) business days of receipt of landlords intent to terminate this Lease, to withdraw the transfer request, in which event Landlord's exercise of its termination right under this clause shall be null and void.

In the event that Landlord refuses to consent to a sublease, assignment or transfer, then Landlord shall simultaneously provide Tenant with a reasonably detailed written explanation for such refusal. Landlord will provide to subtenants and assignees all rights and services provided for in this Lease.

11.3 Assignment or Sublet Premium. If Landlord approves an assignment or subletting of all or any portion of the Premises, Tenant shall pay to Landlord as Additional Rent, as and when received by Tenant, an amount equal to fifty percent (50%) of the difference between (i) all sums paid by or on behalf of such assignee or subtenant under the assignment or sublease, and (ii) the Monthly Base Rent and Additional Rent paid by Tenant under this Lease and attributable to the portion of the Premises assigned or sublet; provided that Tenant shall be entitled to deduct from such premium prior to such payment to Landlord all reasonable costs and expenses actually incurred by Tenant in procuring such assignee or subtenant, such as but not limited to brokerage fees, advertising, legal expenses incurred in connection with such assignment or sublease, other economic concessions granted to such assignee or subtenant, and expenses of such improvements constructed in such assigned or subleased space and actually paid for by Tenant (such costs and expenses are referred to herein as "Tenant Transfer Costs").

11.4 Release. No transfer shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. In the case of a transfer consisting of an assignment and not a sublease, if Landlord consents to the proposed assignment, Landlord may require that any Transferee remit directly to Landlord on a monthly basis all monies due Tenant by said Transferee; provided that, in the event that (a) all sums paid by or on behalf of such assignee under the assignment shall exceed (b) the Monthly Base Rent and Additional Rent paid by Tenant under this Lease and attributable to the portion of the Premises assigned (such excess, if any, of (a) over (b) is referred to herein as the "Excess Amount"), then to the extent that such Excess Amounts are received by Landlord, (i) Landlord shall pay to Tenant all of such Excess Amounts until and to the extent the such aggregate amount of all such payments so made by Landlord to Tenant shall be equal to all of Tenant Transfer Costs incurred in connection with such assignment, and (ii) thereafter, Landlord shall pay to Tenant fifty percent (50%) of all such Excess Amounts. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one transfer shall not be deemed consent to any subsequent transfer. If an Event of Default occurs by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. In such event (but only in the case of a Transferee constituting an assignee of, but not a sublessee under, this Lease, Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until: (1) the Landlord has given written notice to the Tenant; and (2) the Tenant has failed (i) if such Event of Default consists of a failure to pay money, within five (5) business days after written notice is received, to pay such sums due to Landlord, or (ii) if such Event of Default consists of something other than a failure to pay money, within thirty (30) days thereafter actively, diligently and in good faith to begin to cure such Event of Default and to continue thereafter to do so until it is fully cured. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability, under this Lease.

11.5 Administrative and Attorneys' Fees. If Tenant effects a transfer as provided for under Section 11.6 herein or Landlord consents to any transfer, then Tenant shall, upon demand, pay Landlord a non- refundable administrative fee of Five Hundred Dollars ($500.00), plus any consultants', engineers' and reasonable attorneys' fees, not to exceed Five Hundred Dollars ($500.00), incurred by Landlord in connection with such transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the $500.00 administrative fee and reimbursement of Landlord's attorneys' and paralegal fees shall in no event obligate Landlord to consent to any proposed transfer.

11.6 Assignment or sublease with an Affiliate. Tenant, without Landlord's consent, may enter into a transfer with an "Affiliate" (as defined below); provided that (i) Tenant remains liable under this Lease, and (ii) the parties execute an assignment of lease on a form approved by Landlord. In this Lease, the term "Affiliate" means an entity at least 50% of which is under common ownership or control with Tenant.

                                   ARTICLE 12
                             MAINTENANCE AND REPAIR

12.1 Landlord's Obligation. Landlord shall not be responsible to make any repairs, renovations or maintenance to any part of the Premises except as expressly provided herein. Except for repairs that Tenant is required to make pursuant to Article 12.2, Landlord shall (a) keep and maintain in good repair and working order the Building and roof area (excluding Tenant's Property), (b) make all repairs and replacement to all exterior structural portions of the Building, including, but not limited to, the exterior Building walls (including doors), roof and foundations, adjoining sidewalks, driveways, service areas and curbs (irrespective of any duty on the part of any governmental agency to make or order such repairs and replacements), and all repairs and replacements necessary to put and maintain the exterior of the Building and parking area (including, but not limited to, filling holes and resealing as necessary, but subject to normal wear and tear), including all improvements now or hereafter thereon, and all appurtenances thereto (including sewer and sewer connections, water and gas pipes and connections, electrical wires and connections) in a safe and tenantable condition and in good order and repair, except for those repairs made necessary by the negligent acts or default of the Tenant or its employees, and (c) provide for lawn, landscaping and shrubbery care and snow removal. The cost of all of the foregoing shall be included in the Operating Expenses and paid by Tenant on a pro rata basis as and to the extent provided in Article 7 herein. Tenant shall immediately give Landlord written notice of any defect or need for repairs of which the Tenant becomes aware. After such notice, Landlord shall have a reasonable opportunity to repair or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

12.2 Tenant's Obligation. Tenant shall, at its own expense, maintain all parts of the Premises and Tenant's Property (except those for which Landlord is either expressly responsible or elects to undertake pursuant to Article 12.1 or 12.3 of this Lease) in good condition, promptly making all necessary, repairs and replacements, including interior, windows, glass and plate glass, doors, interior walls and finish work, floors and floor covering, lighting and electrical systems, and HVAC and mechanical systems (including fixtures and equipment). Tenant, at its expense, shall install and maintain any additional fire extinguishers and other fire protection devices as may be required from time to time by any Legal Requirement or agency having jurisdiction over, or by the underwriters issuing insurance for, the Building. During the Term of this Lease and any extension thereof, Tenant shall provide, at its expense, proper, periodic and normal maintenance and inspection for such heating and air conditioning equipment as exists upon the Premises at the Commencement Date. If such equipment requires repairs or replacement of parts, or both, of a major or substantial nature (i.e., in excess of proper, periodic and normal maintenance and inspection), such repairs or replacements, or both, shall be made by Landlord at its expense (such expense to be included in Operating Expenses and paid for by Tenant on a pro rata basis as provided in Article 7 hereof), unless Tenant's misuse or abuse of same necessitates the repair or replacement, or both. Examples of "parts of a major or substantial nature" are compressors, boilers and fan units. If any heating and air conditioning equipment is installed as part of the Tenant Improvements, Landlord shall (to the extent transferable) transfer to Tenant all warranties received from the manufacturers, dealers and/or installers of such heating and air conditioning and other mechanical equipment, and agrees to assist Tenant, to a reasonable degree, in enforcing any such warranty, except enforcement shall be at Tenant's sole expense.

12.3 Landlord's Right to Pay, Maintain or Repair. If, within ten (10) days following receipt of written notice to Tenant, Tenant fails to pay any amount Tenant has agreed to pay hereunder or fails to commence to repair or replace any item which is Tenant's obligation to perform, and diligently pursue timely completion of such repair and replacement, Landlord may. at its option, cause all such payments, required maintenance, repairs or replacements to be made. Tenant shall pay Landlord all costs incurred in connection therewith (including reasonable attorneys' fees and costs of collection, if any) within thirty (30) days of the receipt by the Tenant of an invoice from Landlord. Interest shall accrue thereon at the Interest Rate if not paid within said 30-day period from the due date until paid.


                                   ARTICLE 13
                        INITIAL CONSTRUCTION; ALTERATIONS

13.1 Initial Construction. Landlord and Tenant agree that the construction of the Landlord Work and other initial construction with respect to the Premises shall be performed in accordance with Exhibit B (Work Agreement) attached hereto.

13.2 Alterations. Except with regard to decorative or non-structural Alterations which do not exceed One Dollar ($1.00) per rentable square foot in the aggregate, Tenant shall not make or permit any Alterations without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Landlord may impose any reasonable conditions to its consent, including
(i) delivery to Landlord of written and unconditional waivers of mechanic's and materialmen's liens as to the Premises, the Building, the Complex and the Land for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers participating in the Alterations, (ii) prior approval of the plans and specifications and Tenant's contractor(s) with respect to the Alterations, (iii) supervision by Landlord's representative at Landlord's expense of the Alterations and (iv) delivery to Landlord of payment and performance bonds naming Landlord and Mortgagee as obligees. The Alterations shall conform to the requirements of Landlord's and Tenant's insurers and of any Legal Requirements applicable to the Premises, shall be performed in accordance with the terms and provisions of this Lease in a good and workmanlike manner befitting a first class office/industrial building and shall not adversely affect the value, utility or character of the Premises. If the Alterations are not performed as herein required, Landlord shall have the right, at Landlord's option, to halt any further Alterations, or to require Tenant to perform the Alterations as herein required or to require Tenant to return the Premises to its condition before such Alterations. Notwithstanding the foregoing, if any mechanic's or materialmen's lien is filed against the Premises, the Building or the Land for work claimed to have been done for, or materials claimed to have been furnished to or for the benefit of, Tenant, such lien shall be discharged of record by Tenant within ten (10) business days by the payment thereof or the filing of any bond required by law. If Tenant shall fail to discharge any such lien, Landlord may (but shall not be obligated to) discharge the same, the cost of which shall be paid by Tenant within three (3) business days of receipt of demand by Landlord. Such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. Neither Landlord's consent to the Alterations nor anything contained in this Lease shall be deemed to be the agreement or consent of Landlord to subject Landlord's interest in the Premises, the Building, the Complex or the Land to any mechanic's or materialmen's liens which may be filed in respect of the Alterations.

13.3 Removal of Alterations. Except to the extent Tenant requests and Landlord designates otherwise at the time Landlord approves such Alterations, all or any part of the Alterations made after the Commencement Date of this Lease (including wall-to-wall carpet), whether made with or without the consent of Landlord, shall, at the election of Landlord, either be removed by Tenant at its expense before the expiration of the Term or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury. Notwithstanding the previous sentence, Tenant shall in all cases, remove all Cabling installed at any time during the Lease Term and any applicable extension or renewal term. If Landlord requires the removal of all or part of the Alterations, Tenant, at its expense, shall repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove the Alterations upon Landlord's request, then Landlord may (but shall not be obligated to) remove the same and the cost of such removal and repair of any damage caused by the same, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same, shall be charged to Tenant and paid upon demand.

13.4 Landlord Alterations. Subject to Article 12.1, 13.1 and Exhibit B, Landlord shall have no obligation to make any Alterations in or to the Premises. Except as expressly provided in the preceding sentence, Tenant shall accept the Premises in its "AS-IS" condition.

                                   ARTICLE 14
                                      SIGNS

14.1 General. Landlord, at its cost, shall provide Tenant with Tenant's share (which shall be the same percentage as Tenant's Proportionate Share of Building Operating Expenses) of the available listings on the Building lobby directory.
Except as provided in the previous sentence and in Article 14.2, no sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant or such subtenant on any part of the Land or the outside or the inside (including windows) of the Complex, the Building or the Premises without the Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay any and all expenses incurred by Landlord in such removal, together with interest thereon at the Interest

Rate. as Additional Rent. Landlord shall have the right to prohibit any sign, advertisement, notice or statement to the public by Tenant in Landlord's reasonable discretion.

14.2 Exterior Sign. Subject to all Legal Requirements, Tenant, at its cost, may install a sign with its name and logo ("Tenant's Exterior Sign") on the top signage band of the Building facing Lafayette Center Drive. The design, size and location of Tenant's Exterior Sign shall be approved by Landlord. Tenant shall maintain Tenant's Exterior Sign in good condition at all times, shall remove it at the end of the Term, and shall repair any damage caused by this removal. Tenant shall comply with all Legal Requirements pertaining to Tenant's Exterior Sign.

                                   ARTICLE 15
                         TENANT'S EQUIPMENT AND PROPERTY

15.1 Moving Tenant's Property. Any and all damage or injury to the Premises caused by installation, removal or moving of the Tenant's Property into or out of the Premises, or due to the same being on the Premises, shall be promptly repaired by Tenant.

15.2 Installing and Operating Tenant's Equipment. Except as provided in the Work Agreement, without first obtaining the written consent of Landlord which consent Landlord shall not unreasonably withhold or delay, Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than normal and customary equipment reasonably necessary for Tenant's Permitted Use of the Premises and that does not require wiring, cooling or other service in excess of existing Building systems, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Building, or (iii) any equipment which causes the floor load to exceed the load limits set by Landlord for the Building. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord shall be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

                                   ARTICLE 16
                                 RIGHT OF ENTRY

16.1 General. Tenant shall permit Landlord or its Agents, with reasonable prior notice, during normal business hours and accompanied by a representative of Tenant (except in the case of an emergency), to enter the Premises (i) to examine, inspect and protect the Premises, (ii) to make such alterations and repairs or perform such maintenance which in the sole judgment of Landlord may be deemed necessary or desirable, or (iii) to exhibit the same to present or future Mortgagee; provided that all such non-emergency access by Landlord or its agents shall be subject to all governmental laws, rules, regulations, and requirements regarding secret, confidential, or other sensitive items, work or material; provided, further, in the event the nature of Tenant's work in or about the Premises precludes any access by Landlord to a particular area of the Premises at any given inspection time, Landlord and Tenant agree to cooperate in mutual good faith to arrange an alternative inspection arrangement or time. In exercising its rights pursuant to this Section or during any other access to the Premises, Landlord shall use reasonable efforts to minimize disruption or inconvenience to Tenant in connection with Landlord's entry to the Premises. Notwithstanding anything herein to the contrary, if Tenant shall fail to provide Landlord with means for, or otherwise take any action that would prevent Landlord from, obtaining emergency access to the Premises (including, without limitation, placing additional locks or bolts of any kind upon any doors or windows, changing existing locks or the mechanism thereof, or failure to key all locks to a master key and to deliver a copy of said master key to Landlord), Landlord may obtain such emergency access by forcible entry, without liability to Tenant, and Tenant shall pay to Landlord, upon demand, all costs to repair all any and all damage (whether to the Building, the Premises or otherwise) resulting from such entry; provided that Landlord shall make no such forcible entry unless it believes in good faith that an emergency condition exists within the Premises.

16.2 Access. The Landlord grants to Tenant the non-exclusive right to ingress and egress to the premises over the existing streets and highways adjoining the Premises. The Landlord will not interrupt or disturb any entrances except for those associated with repairs and replacements in the ordinary course. Landlord will use reasonable efforts to prevent any such interruption, disturbance or deprivation by any third party, provided that Landlord shall have no liability to Tenant, nor shall Tenant have any right to abatement or rent or other remedy, by reason of such third party acts. Additionally, The Landlord shall grant Tenant access to the telephone rooms and electric rooms of the Building twenty-four (24) hours a day, seven (7) days a week.

                                   ARTICLE 17
                                   INSURANCE

17.1 Insurance Rating. Tenant shall not conduct or permit any activity, or place any equipment or material, in or about the Premises, the Building, the Complex or the Common Area which will increase the rate of fire or other insurance on the Building or the Complex; and if any increase in the rate of insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity, equipment or material of Tenant in or about the Premises, the Building, the Complex or the Common Area, such statement shall be conclusive evidence that the increase in such rate is due to the same and, as a result thereof, Tenant shall pay such increase to Landlord upon demand but only for so long as the acts or omissions of Tenant is the basis for such increase.

17.2 Liability Insurance. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a commercial general liability policy insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in, maintenance and use of the Premises, Building and Common Area, and (iv) Tenant's liability assumed under this Lease. Such insurance shall have such combined single limit as reasonably required by Landlord from time to time, but in no event less than One Million Dollars ($1,000,000.00) per occurrence, on an occurrence basis, and shall be primary over any insurance carried by Landlord. Endorsements shall be obtained for cross-liability and contractual liability.

17.3 Insurance for Tenant's Property. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a property insurance policy (written on an "All Risk" basis) insuring all of Tenant's Property, for not less than the full replacement cost of said property. All proceeds of such insurance shall be used to repair or replace Tenant's Property. If this Lease is terminated as the result of a casualty in accordance with Article 21 herein, the proceeds of said insurance attributable to the repair and/or replacement of any leasehold improvements, tenant improvements or Alterations performed by or on behalf of Tenant or by Landlord pursuant to the terms of the Work Agreement or this Lease shall be the property, of the Landlord and paid to Landlord upon demand together with interest thereon at the Interest Rate until paid.

17.4     Additional Insurance.

      (a) Tenant shall, at its sole cost and expense, procure and maintain business interruption insurance in an amount not less than the Base Rent due hereunder for the first Lease Year, which amount shall be revised from time to time upon the reasonable request of the Landlord or its Mortgagee.

      (b) Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable Legal Requirements.

17.5 Requirements of Insurance Coverage. All such insurance required to be carried by Tenant herein shall be with an insurance company licensed to do business in the Commonwealth of Virginia and rated not lower than A-XII in the A.M. Best Rating Guide. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name Landlord as an additional insured party and loss payee; and (iii) shall provide that the policy shall not be canceled, failed to be renewed or materially amended without at least thirty (30) days' prior written notice to Landlord and, at Landlord's reasonable request, any Mortgagee. On or before the Commencement Date and, thereafter, not less than thirty (30) days before the expiration date of the insurance policy, an original of the policy (including any renewal or replacement policy) or a certified copy thereof., together with evidence satisfactory to Landlord of the payment of all premiums for such policy, shall be delivered to Landlord. Any insurance required by the terms of this Lease to be carried by Tenant may be under a blanket policy (or policies) covering other leases of Tenant and/or its related or affiliated corporations. If such insurance is maintained under a blanket policy, Tenant shall procure and deliver to Landlord a statement from the insurer or general agent of the insurer setting forth the coverage maintained and the amounts thereof allocated to the risks intended to be insured hereunder.

17.6 Waiver of Subrogation. Each party, hereby releases the other party, hereto from liability, for any loss or damage to any building, structure or tangible personal property,, or any resulting loss of income, or losses under worker's compensation laws and benefits, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party or its Agents, if such loss or damage is covered by insurance benefiting the party, suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Each party, hereto shall use reasonable efforts to have a waiver of subrogation clause (providing that such waiver of right of recovery, against the other party shall not impair the effectiveness of such policy or the insured's ability, to recover thereunder) included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy; if such waiver of subrogation clause shall not be available, then the foregoing waiver of right of recovery shall be void.

17.7 Security . Tenant shall enter into a contract to maintain the security, system for the Premises. Such engagement shall in no way increase Landlord's liability, for occurrences and/or consequences which such a system is designed to detect or avert and Tenant shall look solely to its insurer as set out above for claims for damages or injury to any person or property.

17.8 Landlord's Insurance. Beginning on the date of this Lease and at all times thereafter during the term of this Lease, Landlord shall maintain:

      (a) standard all-risk fire (boiler and machinery coverage) and casualty insurance, covering the Building in amounts at least equal to the replacement cost of the Building at the time in question, but in no event less than such coverage as is required to avoid coinsurance provisions;

      (b) commercial liability insurance with minimum limits of $5,000,000 for injury to or death of one or more persons in any one occurrence and for damage to or destruction of property in any one occurrence;

      (c) employer's liability insurance for bodily injury;

      (d) excess liability insurance;

      (e) worker's compensation insurance in statutory limits; and

      (f) such other insurance coverage as is customarily carried in respect of Comparable Buildings.

The limits shall be increased by Landlord from time to time during the term of this Lease to at least such minimum limits as shall then be customary in respect of Comparable Buildings. All policies of insurance required hereby shall provide, to the extent available, that they will not be cancelled upon less than thirty (30) days' prior notice to Tenant. Landlord shall furnish Tenant a certificate or certificate of insurance certifying that the insurance coverage required hereby is in force. Any insurance required by the terms of this Lease to be carried by Landlord may be under a blanket policy (or policies) covering other properties of Landlord and/or its related or affiliated corporations. If such insurance is maintained under a blanket policy, Landlord shall procure and deliver to Tenant a statement from the insurer or general agent of the insurer setting forth the coverage maintained and the amounts thereof allocated to the risks intended to be insured hereunder.

                                   ARTICLE 18
                         LANDLORD SERVICES AND UTILITIES

18.1 Ordinary Services to the Premises. As long as no Event of Default beyond any applicable notice and cure period has occurred and is continuing and subject to Legal Requirements and Force Majeure events, Landlord shall furnish to the Premises throughout the Term (i) electricity appropriate for the Permitted Use (but not less than six (6) watts of electrical energy per square foot of rentable area, connected load, to the Premises), (ii) heating and air conditioning appropriate for the Permitted Use during the following hours (collectively, the "Building Hours"): 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday, exclusive of Holidays, (iii) janitorial service (including regular trash removal from the Premises), in accordance with the cleaning specifications attached hereto as Exhibit G, (iv) hot and cold water from points of supply, (v) adequate supplies for restrooms located in the Common Area, (vi) elevator service, provided that, as long as at least one (1) elevator is in service at all times, Landlord shall have the right to remove such elevators from service as may be required for moving, freight or for maintaining the elevators or the Building or for security reasons, (vii) replacement of building standard light bulbs, (viii) a reasonable security system for the Building (which, as of the date hereof, requires use of access cards to enter the Building during non-Building Hours), and (ix) maintenance and repair of HVAC systems. As long as no Event of Default beyond any applicable notice and cure period has occurred and is continuing and subject to Legal Requirements and Force Majeure events, Tenant shall have access to the Premises seven (7) days per week, twenty-four (24) hours per day, every day of the year. The cost of all services provided by Landlord hereunder shall be included within Operating Expenses, unless charged directly (and not as part of Operating Expenses) to Tenant or another tenant of the Building. The foregoing services shall be furnished by Landlord and reimbursed by Tenant as part of Operating Expenses; provided, however, that Landlord shall be under no responsibility or liability for failure, defect or interruption in such services caused by Force Majeure, breakage, accident, strikes, repairs or for any other cause or causes beyond the control of Landlord, nor in any event for any indirect or consequential damages; and failure or omission on the part of Landlord to furnish such service shall not be construed as an eviction of Tenant, nor work an abatement of Rent, nor render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of the covenants under this Lease. Landlord may comply with voluntary controls or guidelines promulgated pursuant to any Legal Requirements relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease. Landlord shall not be responsible if the normal operation of the Building air-conditioning system shall fail to provide conditioned air within comfortable temperatures levels (A) in any portions of the Premises which have a connected electrical load for all purposes (including lighting and power) or which have a human occupancy in excess of the average electrical load and human occupancy factors for which the Building air-conditioning system is designed, (B) because of Alterations made by or on behalf of Tenant, (C) in any portions of the Premises exposed to direct sunlight in which Tenant fails to keep the window treatments closed, or (D) because of the failure by Tenant or its Agents to use the HVAC system in the manner in which it was designed to be used. Tenant agrees to observe and comply with all reasonable rules from time to time prescribed by Landlord for the proper functioning and protection of the HVAC systems in the

Building. Except in the case of an emergency, Landlord will give Tenant at least two (2) days prior notice if Landlord intends to interrupt any services required to be furnished by Landlord.

18.2 After-Hours Services to the Premises. If Tenant requires or requests that the services to be furnished by Landlord (except building standard electricity and elevator service) be provided during periods in addition to the Building Hours, then Tenant shall obtain Landlord's consent thereto and, if such consent is granted, shall pay as Additional Rent Landlord's additional expenses resulting therefrom. Landlord may, from time to time during the Term, set a per hour charge for after-hours service (which hourly charge on the date of this Lease is $35 per hour) which shall include the cost of utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service.

18.3 Excess Utility Charges. If Tenant's  consumption of electricity exceeds six
(6) watts of electrical energy per square foot of rentable area, connected load, or if Tenant's electrical consumption consistently occurs beyond Building Hours, Landlord, in its reasonable discretion, acting in good faith, may (i) install a separate electric meter or submeter for the Premises at Tenant's cost, or (ii) bill Tenant for any usage of electric power (a) consistently occurring outside of Building Hours, or (b) that exceeds six (6) watts of electrical energy per square foot of rentable area, connected load, at the same cost paid by Landlord for power usage. In addition, Landlord shall, upon Tenant's written request and at Tenant's expense, install a separate submeter for the Premises to meter Tenant's after-hours electrical consumption (including HVAC, heating and lights) outside of Building Hours. If Landlord installs a meter for the Premises, Tenant shall then pay the cost of electricity it consumes directly to the electric company, and Landlord shall make an appropriate good faith adjustment to Tenant's Proportionate Share of Operating Expenses to reflect such separate metering. If Landlord elects to install and installs a submeter for the Premises, Tenant shall be billed periodically by Landlord based upon such consumption, and Landlord shall make an appropriate good faith adjustment to Tenant's Proportionate Share of Operating Expenses to reflect such submetering. If Landlord installs a submeter for the Premises at Tenant's request to meter Tenant's electrical consumption outside of Building Hours, Tenant shall be billed periodically by Landlord based upon such consumption. Tenant shall pay each invoice that it receives from Landlord under this subarticle within 10 days after receipt.

18.4 Year 2000 Compliance. Landlord warrants to Tenant that the Building's customary systems and services are designed to be operational during and after the calendar year 2000, and that the Building's customary systems and services will operate during those time periods without any interruption of critical services relating to year 2000 incompatibility. Notwithstanding anything to the contrary in this Lease, if (i) Landlord breaches the foregoing warranty, and
(ii) as a result of this breach, services to the Premises are interrupted and Tenant is unable to use the Premises in whole or in part for more than five (5) continuous days, then, starting with the sixth (6thh) day and continuing until Tenant is again able to use the Premises, Monthly Base Rent and Additional Rent shall be proportionately abated to the extent that the Premises are unusable. Any additional remedies against Landlord for Landlord's breach of the warranty provided in this Article 18.4 shall be limited to those provided under Article
22.6 hereof.

                                   ARTICLE 19
                             LIABILITY OF LANDLORD

19.1 No Liability. Except where due to Landlord's negligence or willful misconduct provable by Tenant, Landlord shall not be liable to Tenant or its Agents for, and Tenant, for itself and its Agents, does hereby release Landlord and its Agents from liability, for, any damage, compensation or claim arising from (i) the necessity of repairing any portion of the Premises, (ii) any interruption in the use of the Premises or the Common Area for any reason including any interruption or suspension of utility service, (iii) fire or other casualty or personal or property injury, damage or loss resulting from the use or operation (by Landlord, Tenant, or any other person whomsoever) of the Premises, (iv) the termination of this Lease, (v) robbery, assault or theft, or
(vi) any leakage in the Premises from water, rain, snow or other cause whatsoever. No such occurrence shall give rise to diminution or abatement of Rent or constructive eviction. Notwithstanding the foregoing, any goods, automobiles, property or personal effects stored or placed by Tenant or its Agents in or about the Premises, shall be at the sole risk of Tenant; Tenant hereby expressly waives its right to recover against Landlord and its Agents therefor. Tenant hereby waives any claim it might have against Landlord or its Agents for any consequential damages or business losses sustained by Tenant arising out of the loss or damage to any person or property of Tenant, or any interruption in the use of the Premises, for any reason. Tenant acknowledges its obligation to insure against such losses and damages.

19.2 Indemnity. Tenant shall indemnify, defend, protect and hold Landlord and its Agents harmless from and against any and all damage, claim, liability, cost or expense (including attorneys' or other professionals' fees) of every kind and nature (including those arising from any injury or damage to any person, property or business) incurred by or claimed against Landlord or its Agents, directly or indirectly, as a result of, arising from or in connection with (i) Tenant's or its Agents' use and occupancy of the Premises; (ii) Tenant's breach of this Lease; or (iii) any act, omission or negligence of Tenant or its Agents; provided that Tenant shall not be required to indemnify Landlord for any damage, injury, loss or expense arising as a result of act(s), omission(s) or negligence of Landlord or its Agents. Tenant's obligation to indemnify and hold Landlord harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the Landlord.

19.3 Limitation on Recourse. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers, shareholders, trustees, advisors or agents of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders, trustees, advisors or agents of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against Landlord's interest in the Building, the Complex and Land and/or such respective partnership interests or assets and proceeds therefrom, and no other assets of Landlord. In the event that the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner.

                                   ARTICLE 20
                             RULES AND REGULATIONS

20.1 General. Tenant and its Agents shall at all times abide by and observe the Rules and Regulations and any amendments thereto that may be reasonably promulgated from time to time by Landlord for the operation and maintenance of the Building, the Complex and the Common Area and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Building or the Complex; provided, however, that Landlord shall enforce the Rules and Regulations in a nondiscriminatory manner. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Building lease. Landlord shall (a) not unreasonably withhold, condition or delay its consent from Tenant for any approval required under the Rules and Regulations; and (b) exercise its judgement in good faith in any instance providing for the exercise of its judgement in the Rules and Regulations. Landlord shall use commercially reasonable efforts to secure compliance by all tenants and other occupants with the Rules and Regulations, provided that (i) Landlord shall have no liability to Tenant by reason of non-compliance by other tenant or other occupant and (ii) Landlord may permit reasonable waivers with respect to other parties so long as such waivers do not materially and unreasonably adversely affect Tenant's use or occupancy of the Premises. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as it deems necessary, provided such changes do not materially and unreasonably adversely affect Tenant's normal course of business or increase Tenant's costs. The current Rules and Regulations are attached hereto as Exhibit D and made a part hereof.

                                   ARTICLE 21
                            DAMAGE AND CONDEMNATION

21.1 Minor Destruction of Premises. In the event of damage to the Premises by fire or any other cause which renders fifty percent (50%) or less of the entire area of the Premises untenantable, then provided that such damage was not the consequence of the fault or negligence of Tenant or its Agents, the Base Rent and Tenant's Proportionate share shall be reduced, for the period beginning on the date of such damage and ending on the date that such damage shall have been repaired, by the ratio that the rentable square footage of the Premises that is rendered so untenantable and is unoccupied by Tenant bears to the entire rentable square footage of the Premises before such damage.

21.2 Substantial Destruction of Premises. In the event of damage to or destruction of the Premises by fire or any other cause which renders the more than fifty percent (50%) of the entire area of the Premises untenantable, the Rent shall wholly abate and be apportioned from the date the damage occurs until the damage shall have been repaired.

21.3 Time For Repairs.  In the event of any damage or  destruction  described in
Section 21.2 hereof,  unless this Lease is terminated as hereinafter provided in
Section 21.5 or Section 21.6 hereof, as soon as practicable (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved and any delays beyond the direct control of Landlord) after receipt of Tenant's notice to renew this Lease delivered under and in accordance with Section 28.1 hereof (if such notice is given), Landlord shall commence to repair and restore the Premises to the condition in which they were immediately prior to such damage, and Landlord shall substantially complete such repair and restoration with such due diligence and dispatch. If the damage is not repaired and restored within a reasonable time or in any event within two hundred (200) days after the date the damage occurs (such two hundred (200) day period to be extended by the period of any delay outside the direct control of Landlord plus a reasonable period for a satisfactory settlement with any insurance company involved), Tenant, within thirty (30) days from the expiration of such two hundred (200) day period (as the same may be extended), may terminate this Lease by written notice to Landlord. Substantial completion of such repairs (exclusive of punchlist items) shall be evidenced by a certificate of Landlord's architect, which certificate shall include a list of punchlist items to be completed before final completion. All rent abatement and apportionment shall cease on the date such certificate is delivered. Punchlist items specified in such architect's certificate be completed as soon as practicable. The Tenant shall have seven (7) days after receipt of the architect's certificate to inspect the premises and notify the Landlord in writing as to any additional punchlist items not listed in architect's certificate and Landlord shall have thirty (30) days in which to have such items which constitute defects completed.

21.4 General Provisions Regarding Repairs. Notwithstanding anything in this Lease to the contrary, (a) in making any repairs contemplated by this Article 21, (i) Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee), and (ii) Landlord shall not be required to rebuild, replace or repair of the Tenant's Property, and (b) Tenant shall be required to repair or replace the Tenant's Property.

21.5 Right Of Termination.

      (a) In the event the Premises  are  damaged  to the  extent  described  in
Section 21.2 hereof at any time during the eighth (8th) Lease Year or at any time thereafter during the initial Term of this Lease by fire or any other cause, then subject to paragraph (b) below, this Lease may be terminated at the election of either Landlord or Tenant by giving notice in writing of such election to the other party within thirty (30) days after the date the damage occurs. Upon such termination, any unearned Rent or other payments paid in advance beyond the date of damage shall immediately be refunded to Tenant.

      (b) If Landlord elects to terminate this Lease under paragraph (a) of this Section, Tenant may by written notice to Landlord exercise its option to renew under Article 28 hereof within twenty (20) days after receipt of Landlord's notice of termination, and in such event, Landlord's notice of termination shall be void, and Landlord shall repair the Premises as herein provided. Notwithstanding the foregoing, Landlord shall have no obligation to commence such repair unless and until such time as the parties have executed an amendment to this Lease establishing the rent and other terms for the Renewal Period (as defined below) as contemplated by Article 28. In the event that Tenant so exercises such renewal option but such an amendment is not so executed within the time required by Article 28, then Landlord's termination of this Lease shall be reinstated and, notwithstanding anything herein to the contrary, there shall be no rental abatement by reason of such damage.

      (c) In the event the Term of this Lease shall be extended for the Renewal Period pursuant to Article 28 hereof and the Premises are damaged to the extent described in Section 21.2 hereof at any time during the thirteenth (13th ) Lease Year or at any time thereafter during the Renewal Period, this Lease may be terminated at the election of either Landlord or Tenant by giving notice in writing of such election to the other party within thirty (30) days after the date the damage occurs. Upon such termination, any unearned Rent or other payments paid in advance beyond the date of damage shall immediately be refunded to Tenant.

21.6 Total Destruction. Notwithstanding anything herein to the contrary, in the event that the Building is totally destroyed or damaged by fire or other casualty, then Landlord may terminate this Lease by written notice to Tenant delivered within thirty (30) days after the date of such damage or destruction.

21.7 Condemnation. If the whole or a Substantial Part of the Premises or the Building shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale trader threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority. If (a) less than a Substantial Part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or (b) such condemnation is not extensive enough to render the Premises unusable for the purposes for which the premises were leased, and this Lease shall not be terminated under the provisions of the immediately proceeding sentence, then (i) Landlord shall promptly restore the Premises to a condition comparable to its condition immediately prior to such condemnation, less the portion thereof taken in such condemnation, (ii) Base Rent and Tenant's Proportionate Share shall be reduced by the ratio that the portion so taken bears to the rentable square footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and (iii) this Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority, for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's Property (other than its leasehold interest in the Premises) which does not, under the terms of this

Lease. become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises.

                                   ARTICLE 22
                                    DEFAULT

22.1 Events of  Default.  Each of the  following  shall  constitute  an Event of
Default: (i) Tenant fails to pay Rent within five (5) days after written notice from Landlord is received by Tenant; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within thirty (30) days after notice from Landlord is received by Tenant; provided, however, that if such failure is not able to be cured within said 30-day period, Tenant shall have a reasonable period of time not to exceed an additional ninety (90) days in which to satisfy or cure said breach conditioned upon Tenant promptly commencing to cure such breach and diligently pursuing the cure to completion, (iii) Tenant abandons the Premises (other than the Sublet Space); (iv) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises or all or substantially all of Tenant's or Guarantor's assets is appointed; or (v) a transfer in violation of Article 11 herein.

22.2 Landlord's Remedies. Upon the occurrence of an Event of Default, Landlord, at its option, without further notice or demand to Tenant, may in addition to all other rights and remedies provided in this Lease, at law or in equity:

              (i) Terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including all of Landlord's reasonable expenses of reletting (including market rental concessions to new tenants, repairs, Alterations, legal fees and brokerage commissions). If Landlord elects to terminate this Lease, every obligation of the parties shall cease as of the date of such termination, except that Tenant shall remain liable for payment of Rent and performance of all other terms and conditions of this Lease to the date of termination.

              (ii) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord shall use commercially reasonable efforts to relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such other conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent commercially reasonable. Until Landlord relets the Premises, Tenant shall remain obligated to pay Rent to Landlord as provided in this Lease. If and when the Premises are relet and if a sufficient sum is not realized from such reletting after payment of all Landlord's reasonable expenses of reletting (including rental concessions to new tenants, repairs. Alterations. legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month. Tenant shall pay Landlord any such deficiency upon demand. Tenant agrees that Landlord may file suit to recover any sums due Landlord under this Article from time to time and that such suit or recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord.

              (iii) Terminate this Lease and Tenant's right of possession of the Premises, and recover from Tenant the net present value (using a discount rate of 6% per annum) of the excess, if any, of all Rent due from the date of termination until the Expiration Date over the reasonable rental value of the Premises for that period;

              (iv) Re-enter and repossess the Premises and remove all persons and effects therefrom, by summary, proceeding, ejectment or other legal action. Landlord shall have no liability by reason of any such re-entry, repossession or removal.

              (v) Recover from Tenant, to the extent permitted under the laws of the Commonwealth of Virginia, the value and/or cost of all unamortized concessions to Tenant under this Lease.

22.3 Rights Upon Possession. If Landlord takes possession pursuant to this Article, upon terminating this Lease, Landlord may, at its option, enter into the Premises. remove Tenant's Alterations, signs, personal property, equipment and other evidences of tenancy, and store them at Tenant's risk and expense or dispose of them as Landlord may see fit, and take and hold possession of the Premises; provided, however, that if Landlord elects to take possession only without terminating this Lease, such entry, and possession shall not terminate this Lease or release Tenant or any Guarantor, in whole or in part, from the obligation to pay the Rent reserved hereunder for the full Term or from any other obligation under this Lease or any guaranty thereof.

22.4 No Waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement, or operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

22.5 Right of Landlord to Cure Tenant's Default. If an Event of Default shall occur beyond any applicable notice and cure period, then Landlord may (but shall not obligated to) make such payment or do such act to cure the Event of Default, and charge the amount of the expense thereof, together with interest thereon at the Interest Rate, to Tenant. Such payment shall be due and payable upon demand: however, the making of such payment or the taking of such action by Landlord shall not be deemed to cure the Event of Default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any such payment made by Landlord on Tenant's behalf shall bear interest until paid at the Interest Rate.

22.6 Landlord's Failure to Furnish Services. Notwithstanding anything in this Lease to the contrary, if (a) for any reason (other than Force Majeure events or compliance with applicable Legal Requirements) there is a failure to furnish the facilities, utilities or services specified in this Lease or a condition (other than Force Majeure events or compliance with applicable Legal Requirements) exists which interferes substantially with or prevents Tenant's normal use of the Premises or any material part thereof, and (b) Landlord does not promptly commence action to restore same or if so commenced, does not continue such action with reasonable diligence until same are restored, then, in any such event, (i) within (5) business days after Landlord's receipt of written notice from Tenant, Tenant shall have the option to furnish such facilities, utilities, or services for its own account as may reasonably, under the circumstances, be obtained by Tenant, and Tenant may deduct the cost thereof from the rent due hereunder, (iii) if such interruption of service shall continue for five (5) consecutive business days, the Base Monthly Rental and Additional Rental shall abate, based upon the portion or portions of the Premises affected by such interruption of service and the degree of adverse affect of the interruption upon the normal conduct of Tenant's business at the Premises, until such interruption is remedied, and (iii) if any such interruption of service shall continue for more than thirty (30) consecutive days, Tenant may, by written notice to Landlord given at any time prior to the resumption of service to a reasonable level, terminate this Lease, and, upon the giving of such notice, this Lease shall terminate and expire on the date set forth in such notice, which date shall be not more less than sixty (60) nor more than ninety (90) days after the date of such notice.

                                   ARTICLE 23
                                   MORTGAGES

23.1 Subordination. This Lease and Tenant's interest hereunder shall have priority over, and be senior to, the lien of any Mortgage made by Landlord after the date of this Lease. However, if at any time or from time to time during the Term, a mortgagee or prospective mortgagee ("Mortgagee") requests that this Lease be subject and subordinate to its mortgage or deed or trust or similar lien ("Mortgage"), and if Landlord consents to such subordination, this Lease and Tenant's interest hereunder shall be subject and subordinate to the lien of such Mortgage and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that, within ten (10) business days after receipt of a written request therefor from Landlord, it will, from time to time, execute and deliver any reasonable instrument or other document required by any such Mortgagee to subordinate this Lease and its interest in the Premises to the lien of such Mortgage. If, at any time or from time to time during the Term, a Mortgagee of a Mortgage made prior to the date of this Lease shall request that this Lease have priority over the lien of such Mortgage, and if Landlord consents thereto, this Lease shall have priority over the lien of such Mortgage and all renewals, modifications, replacements, consolidations and extensions thereof and all advances made thereunder and the interest thereon, and Tenant shall, within ten (10) business days after receipt of a request therefor from Landlord, execute, acknowledge and deliver any and all reasonable documents and instruments confirming the priority of this Lease. In any event, however, if this Lease shall have priority over the lien of a first Mortgage, this Lease shall not become subject or subordinate to the lien of any subordinate Mortgage, and Tenant shall not execute any subordination documents or instruments for any subordinate Mortgagee, without the written consent of the first Mortgagee.

              This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every, ground or underlying lease hereafter made of the Building, the Complex or the Land, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that, within ten (10) business days after receipt of request therefor from Landlord, it will, from time to time, execute, acknowledge and deliver any instrument or other document required by any such lessor to subordinate this Lease and its interest in the Premises to such ground or underlying lease.

23.2 Mortgagee Protection. Tenant agrees to give any Mortgagee by certified mail. return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional ten (10) business days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time. then such Mortgagee shall have such additional time as may be necessary to cure such default so long as Mortgagee has commenced and is diligently pursuing the remedies necessary, to cure such default (including the commencement of foreclosure proceedings, if necessary), in which event Tenant shall not exercise any remedies for default while such remedies are being so diligently pursued. In the event of the sale of the Land. the Complex or the Building, by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

23.3 Modification Due to Financing. If, in connection with obtaining construction or permanent financing for the Premises, the Building, the Complex or the Land, any lender (or Mortgagee) shall request reasonable modifications of this Lease as a condition to such financing, Tenant shall promptly execute a modification of this Lease, provided such modifications do not materially increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises. Tenant and any Guarantor shall each, prior to execution and annually' throughout the Term upon request, provide such financial information and documentation about itself to Landlord or Mortgagee as may be requested.

23.4 Attornment. In the event of (i) a transfer of Landlord's interest in the Premises, (ii) the termination of any ground or underlying lease of the Complex, the Building or the Land, or (iii) the purchase of the Complex, the Building or Landlord's interest therein in a foreclosure sale or by deed in lieu of foreclosure under any Mortgage or pursuant to a power of sale contained in any Mortgage, then in any of such events Tenant shall, at the request of Landlord or Landlord's successor in interest, attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such lessor, transferee or purchaser, as "Landlord," and Tenant, as "Tenant," except that such lessor, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such lease termination or prior to its succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such succession to title, nor be bound by any payment of Base Rent or Additional Rent prior to such lease termination or prior to such succession to title for more than one month in advance. Tenant shall, upon request by Landlord or the transferee or purchaser of Landlord's interest or the lessor under the termination ground or underlying lease, as the case may be, execute and deliver an instrument or instruments confirming the foregoing provisions of this Article. Tenant hereby waives the provisions of any present or future law or regulation which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease, or the obligations of Tenant hereunder, upon or as a result of the termination of any such ground or underlying lease or the completion of any such foreclosure and sale.

23.5 Non-Disturbance Agreement. Notwithstanding anything to the contrary in this Article, Landlord shall (i) obtain a subordination, attornment and non-disturbance agreement (an "SNDA") for the benefit of Tenant from Landlord's existing mortgagee, which shall be executed at the time this Lease is executed and shall be substantially in the form attached hereto as Exhibit H, and (ii) use reasonable efforts to obtain a SNDA for the benefit of Tenant from any future mortgagees of Landlord (each SNDA from any future mortgagee shall be on such mortgagee's standard form).


                                   ARTICLE 24
                             SURRENDER; HOLDING OVER

24.1 Surrender of the Premises. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including the repair of any damage to the Premises caused by the removal of any of Tenant's personal' property. or trade fixtures from the Premises, except for reasonable wear and tear and except for loss by fire or other casualty' not caused by Tenant or its Agents. Any of Tenant's personal property left on or in the Premises. the Building, the Complex or the Common Area after the Expiration Date or earlier termination of this Lease shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease.

24.2 Holding Over. In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a month to month tenant upon all of the terms and provisions of this Lease, except the monthly Base Rent shall be one hundred fifty percent (150%) of the monthly Base Rent in effect during the last month of the Term. Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may upon reasonable prior written notice forthwith re-enter and take possession of the Premises. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession.

                                   ARTICLE 25
                                QUIET ENJOYMENT

25.1 General. Landlord covenants that if Tenant shall pay Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any successor party' claiming through or under Landlord, subject to the provisions of this Lease and any Mortgage to which this Lease is subordinate and easements, conditions and restrictions of record affecting the Land.

                                   ARTICLE 26
                     COVENANTS REGARDING HAZARDOUS MATERIALS

26.1 Definition. As used in this Article, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "infectious wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety, of persons.

26.2 Landlord's Representations. Landlord represents to Tenant that (a) to the best of Landlord's actual knowledge, except for cleaning materials and other substances suitably stored and kept on or about the Building or the Premises in the ordinary course of Landlord's business and in full compliance with all applicable Environmental Laws, there are no Hazardous Materials on or about the Building or the Premises and, except as aforesaid, Land has not been previously used for the storage, manufacture or disposal of Hazardous Materials, (b) no complaint, order, citation or notice with regard to air emissions and Hazardous Materials, if any, or any other environmental, health or safety matters affecting the Land, or any portion thereof, from any person, government or entity, has been issued to the Landlord, and (c) the Landlord has complied with all federal, state and local environmental laws and regulations affecting the Land.

26.3 General Prohibition; Tenant Indemnity. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated. discharged, released, spilled or disposed of on, in, under or about the Premises, the Building, the Complex or the Land by Tenant or its Agents, affiliates, sublessees or assignees. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including punitive damages), expenses (including attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties. injunctive or other relief (whether or not based upon personal or bodily injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant, its Agents, affiliates, sublessees or assignees. Landlord recognizes and acknowledges that Tenant or its Agents may use and store within the Building normal and customary, quantities of office and cleaning supplies which Tenant covenants to dispose of in accordance with all applicable Legal Requirements.

26.4 Notice. In the event that Hazardous Materials are discovered upon, in, or under the Premises, the Building, the Complex or the Land. and any governmental agency or entity having .jurisdiction over the Premises. the Building, the Complex or the Land requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises, by Tenant or its Agents, affiliates, sublessees or assignees but not those of its predecessors. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises, the Building, the Complex or the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous' Material in, on or under the Premises, the Building, the Complex, the Land or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Hazardous Materials Laws; (iii) any claim made or threatened by any person against Tenant, the Premises, the Building, the Complex or the Land relating to damage, contribution, cost recovery, compensation, loss or injury, resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Premises, the Building, the Complex or the Land, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Building, the Complex, the Land or Tenant' s use or occupancy thereof.

26.5 Landlord Indemnity. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all actions (including remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including punitive damages), expenses (including attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties. injunctive or other relief (whether or not based upon personal or bodily injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising the generation, production, delivery to, use, storage, treatment. discharge, release, spill or disposed of any Hazardous Material on, in, under or about the Premises, the Building, the Complex or the Land by Landlord or its

Agents or affiliates. Tenant recognizes and acknowledges that Landlord or its Agents may use and store within the Building and the Complex normal and customary, quantities of office and cleaning supplies which Landlord covenants to dispose of in accordance with all applicable Legal Requirements.

26.6 Survival. The respective rights and obligations of Landlord and Tenant under this Article 26 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 27
                                  MISCELLANEOUS

27.1 No Representations by Landlord. Tenant acknowledges that neither Landlord or its Agents nor any broker has made any representation or promise with respect to the Premises, the Building, the Complex, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises shall accept the Premises and the Building "AS IS," and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

27.2 No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

27.3 Brokers. Landlord recognizes Brokers as the sole brokers procuring this Lease and shall pay Brokers a commission therefor pursuant to a separate agreement between Brokers and-Landlord. Landlord and Tenant each represents and warrants to the other that it has not employed any broker, agent or finder other than Brokers relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the indemnitor's representation and warranty. Furthermore, Landlord recognizes The Fred Ezra Company ("Ezra") as Tenant's agent and acknowledges and agrees that: (i) notwithstanding its payment of a brokerage commission to Ezra pursuant to such separate written agreement, Ezra has represented the Tenant and not the Landlord in the procurement, negotiation, execution and delivery of this Lease; and (ii) Ezra owes no fiduciary duty to the Landlord in connection with same.

27.4 Estoppel Certificate. Tenant shall, without charge, at any time and from time to time, within ten (10) business days after request therefor by Landlord, Mortgagee, any purchaser of the Land, the Complex or the Building or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) that the Term has commenced (and setting forth the commencement date and expiration date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of rent currently due and payable by Tenant; (v) that any alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder; (vii) that no rent (except the first installment thereof') has been paid more than thirty (30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and (xi) any other certifications requested by Landlord. Any such estoppel certificate delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Land, as well as their assignees.

27.5 Financial Statements. Within fifteen (15) days after request by Landlord, but not more often than once in any Lease Year, Tenant shall deliver to Landlord financial statements of Tenant for its most recently ended fiscal year and interim financial statements for its most recently ended quarter to the extent available such financial statements shall be audited but if not available shall be certified as true, correct and complete by Tenant's chief financial officer.

27.6 Waiver of Jury Trial. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other with respect to any matter whatsoever arising out of or in an), way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. In the event Landlord commences any proceedings for nonpayment of Rent, Tenant shall not interpose any counterclaims other than compulsory counterclaims. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

27.7 Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or upon the earlier of receipt, if mailed by certified or registered mail, or three (3) business days after certified or registered mailing, return receipt requested, postage prepaid, addressed and sent, if to Landlord to Landlord's Address specified in
Article 1.14 or if to Tenant to Tenant's Address specified in Article 1.15. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

27.8 Invalidity of Particular Provisions. If any provisions of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

27.9 Gender and Number. All terms and words used in this Lease. regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

27.10 Benefit and Burden. Subject to the provisions of Article 11 and except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns.

27.11 Entire Agreement. This Lease (which shall be deemed to include the Exhibits and Rider attached hereto, as well as the Agreement) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

27.12 Attorney's Fees. If, as a result of any default of Landlord or Tenant in its performance of any of the provisions of this Lease, the other party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, the non-prevailing party shall reimburse the prevailing party upon demand for any and all reasonable attorneys' fees and reasonable expenses so incurred by the prevailing party.

27.13 Governing Law. This Lease is governed by the laws of the Commonwealth of Virginia.

27.14 Force Majeure. Except for Tenant's obligations to pay Rent hereunder. neither Landlord nor Tenant shall be required to perform any of its obligations under this Lease, nor shall such party be liable for loss or damage for failure to do so, nor shall the other party thereby be released from any of its obligations under this Lease, where such failure by the non-performing party arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire or casualty, Legal Requirements, energy shortage or other causes beyond the reasonable control of the non-performing party, unless such loss or damage results from the willful misconduct or gross negligence of the non-performing party.

27.15 Headings. Captions and headings are for convenience of reference only.

27.16 Exhibits and Riders. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease as though set forth at length herein.

27.17 Transportation Management. Tenant shall fully comply with all present or future programs implemented by the Association or Landlord or required by any County, State or Federal Legal requirements (including the Covenants), to manage parking, transportation, air pollution or emissions, or traffic in and around the Building or the metropolitan area in which the Building is located.

27.18 Interpretation. "Include," "includes," and "including" mean considered as part of a larger group, and not limited to the items recited. "Shall" means is obligated to. "May" means "is permitted to." The necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, or individuals, men or women, as the case may be, shall in all cases be assumed as though in each case fully expressed.

27.19 Representations and Warranties of Landlord. Landlord hereby represents, warrants and covenants to and with Tenant that as of the date hereof, on the Commencement Date and during the Term hereof, including any extensions and renewals hereof:

      (a) Landlord is now, and at all times hereafter either Landlord, its successors or assigns will be, the true and lawful owner of the Building and the Land, free and clear of all liens, claims and encumbrances except for an existing first mortgage in favor of Crown Life Insurance Company and except for future first mortgages securing any financing or refinancing of the Building, the Land or the Complex;

      (b) Landlord has the full right, power and authority to enter into this Lease and to perform each and all of the terms, provisions, covenants, agreements, matters and things herein provided to be performed by Landlord and to execute and deliver all documents provided herein to be executed and delivered by Landlord; and this Lease does not, nor will the performance by Landlord of its obligations hereunder, contravene any provision of any existing law, covenant, indenture or agreement binding upon Landlord or upon the Land and/or the Building;

      (c) The signatories to this Lease are authorized to sign this Lease on behalf of Landlord;

      (d) There is no litigation pending or, to the best of Landlord's knowledge, threatened which may adversely affect the Building, the Land, the Premises or Tenant's interest in the Premises. Without limiting the generality of the foregoing, there are no suits, judgments or notices from any governmental agency relating to any violation of the health, pollution control, building, fire or zoning laws or regulations of any governmental body or agency or of any other issues relating to the use and maintenance of the Building, the Land and the Premises;

      (e) The Building and Land are zoned to permit use of the Premises as described in Section 1.15 herein.

27.20 Representations and Warranties of Tenant. Tenant hereby represents, warrants and covenants to and with Landlord that as of the date hereof, on the Commencement Date and during the Term hereof, including any extensions and renewals hereof:

      (a) Tenant is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in the Commonwealth of Virginia and in every other jurisdiction wherein the failure to so qualify could have or cause a material adverse effect on (i) the condition (financial or otherwise), operations, business, properties or prospects of the Tenant, (ii) the rights and remedies of the Landlord under this Lease, or the ability of the Tenant to perform its obligations under this Lease, or (iii) the legality, validity or enforceability of this Lease (a "Material Adverse Effect); and Tenant has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. a

      (b) The  execution,  delivery and  performance by the Tenant of this Lease
(i) are within Tenant's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental authority, (iv) do not contravene, or constitute a default under, any Legal Requirements applicable to Tenant or of any judgment, injunction, order, decree or other instrument binding upon Tenant, or any agreement, instrument or contract to which Tenant is a party or by or to which Tenant or any properties of Tenant may be affected, bound or subject, and (v) do not result in the creation or imposition of any lien or encumbrance on any asset of Tenant;

      (c) This Lease constitutes a valid and binding agreement of Tenant enforceable in accordance with its terms, provided that the enforceability hereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

      (d) The signatories to this Lease are authorized to sign this Lease on behalf of Tenant; and

      (e) There is no action, suit or proceeding pending, or to the knowledge of Tenant threatened, against or affecting Tenant or any of its affiliates before any court, arbitrator or governmental authority that could have or cause a Material Adverse Effect or that in any manner draws into question the validity or enforceability of, or could impair the ability of Tenant to perform its obligations under, this Lease.

27.21 Consent. Wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld, conditioned, or denied.


                                   ARTICLE 28
                                 OPTION TO RENEW

28.1 Exercise of Option. Tenant shall have the right (the "Renewal Option") to extend the Term for one (1) period of five (5) Lease Years (a "Renewal Period") provided (i) Tenant gives written notice to Landlord of its election to exercise its Renewal Option at least 270 days prior to the Expiration Date, (ii) Tenant specifies in such notice all amendments to the provisions of this Lease for the Renewal Period ("Proposed Amendments"), other than the amount of Base Rental which shall be determined pursuant to Sections 28.2 through 28.4 below, inclusive), and (iii) no Event of Default exists beyond any applicable notice and cure period at the time Tenant exercises its Renewal Option. Tenant shall not make any Proposed Amendments except those that would conform this Lease to market based conditions then prevailing for buildings of comparable type and quality in the northern Virginia metropolitan area. Within ten (10) business days after Landlord's receipt of Tenant's renewal notice, Landlord shall notify Tenant of those Proposed Amendments, if any, acceptable to Landlord and of those Proposed Amendments that Landlord has rejected. If Landlord shall so reject any Proposed Amendments, Tenant shall have the right, by written notice delivered to Landlord within five (5) business days after Tenant's receipt of Landlord's notice contemplated by the next preceding sentence, to withdraw its exercise of the Renewal Legend. If Landlord and Tenant shall mutually agree on which, if any, Proposed Amendments shall be included in this Lease for the Renewal Period (such Proposed Amendments mutually agreed on are referred to herein as "Approved Amendments"), then the parties shall promptly commence to negotiate, and within 30 days thereafter reach agreement on, the final form of, an Amendment to this Lease providing for such Approved Amendments.

28.2 Current Market Rent. Except for Approved Amendments, if any, all terms and conditions of this Lease shall remain in full force and effect during the Renewal Period, except that (i) annual Base Rent for the first Lease Year of the Renewal Period and annual escalations thereof for each subsequent Lease Year shall be adjusted so that annual Base Rent for each such Lease Year equals ninety-five percent (95%) of the "Current Market Rent" (as defined below), (ii) the Base Year shall be 2010, and (iii) there shall be no further Renewal Option. The "Current Market Rent" for purposes of this Lease shall mean the prevailing market rent as of the date such market rent is to go into effect for renewal leases of other comparable office space of the same quality, size, location, level of finish, and lease term in the Building and in other comparable office buildings located in the northern Virginia metropolitan area, for a tenant of credit-worthiness comparable to that of Tenant, taking into account all relevant factors, including the building's age and condition, any significant renovation of the Building or the leased space, all components of rent, including base rent, the number, type and base year for various rent escalations, base year and pass-throughs for operating expenses and real estate taxes, and any "Concessions" (as defined below). The determination of Current Market Rent shall include establishing new Lease terms consistent with market terms at such time relating to base rent, base year, rent escalations, and pass throughs of real estate taxes and operating expenses, to modify or replace as appropriate the then existing terms contained in this Lease relating to such items. The term "Concessions" means any free or reduced rent periods, construction allowances or other concessions.

28.3 Initial Negotiation Period.Within ten (10) days after receipt of Tenant's notice of its election to exercise the Renewal Option, Landlord shall provide Tenant with Landlord's good faith determination of the Current Market Rent. Tenant may accept or reject such determination by Landlord and shall notify
Landlord in writing of it's acceptance or refection within fifteen (15) days after Tenant's receipt of Landlord's determination of the Current Market Rent. If Tenant so accepts Landlord's determination of the Current Market Rent, then Tenant shall be bound to lease the Premises from Landlord during the Renewal Period at the Current Market Rental so determined and, within fifteen (15) business days after Landlord's receipt of Tenant written acceptance, the parties shall execute a Lease amendment reflecting such renewal, the new economic terms and the Approved Amendments, but failure to execute such amendment shall not affect the commencement of the Renewal Period or Tenant's obligation to pay rent during the Renewal Period at the rate established pursuant to this Article.

28.4 Determination of Rent by Brokers (i) If Tenant fails to agree with Landlord's determination of the Current Market Rent within the fifteen (15) day period set forth in Section 28.3, the Current Market Rent shall be determined by a panel of three (3) licensed real estate brokers, one of whom shall be named by Landlord, one by Tenant, and the third selected by the two so appointed. Each member of the board of brokers shall be licensed in Virginia as an independent real estate broker, specializing in the field of commercial office leasing in the northern Virginia metropolitan area, having no less than ten (10) years' experience in such field, and recognized as ethical and reputable within the field. Landlord and Tenant shall each make its appointment within five (5) days after the expiration of the fifteen (15) day period, and shall notify the other of its choice within such time. If either party fails to select a broker within such time, the broker selected by the other party shall establish the Current Market Rent. The two (2) brokers selected by Landlord and Tenant shall determine the Current Market Rent valuation within ten (10) days after their selection. Should the two (2) brokers agree on a valuation then that valuation shall be the Current Market Rent. In the event the two brokers cannot agree on a valuation within such ten (10) day period, then they shall promptly select a third broker. If the brokers selected by the parties fail to select a third broker five (5) days after such ten (10) day valuation period, the parties may select such third broker or either party may request such appointment by the U.S. District Court for the Eastern District of Virginia. Within fifteen (15) days after the third broker is selected, the third broker shall determine the Current Market Rent in accordance with the provisions above, and shall submit to the parties in writing his or her determination of the Current Market Rent. The Current Market Rent shall be (i) the third broker's valuation, if such valuation falls between the valuations of the first two brokers; or (ii) if the third brokers valuation is higher than the highest valuation of the first two valuations then the Current Market Rent shall be the higher valuation of the first two brokers; or if the third brokers valuation is lower than the lowest valuation of the first two valuations then the Current Market Rent shall be the lower valuation of the first two brokers, and within ten (10) days after such determination of the Current Market Rent, Tenant shall notify Landlord in writing whether Tenant accepts such determination. If so accepted by Tenant, the parties shall be bound by such decision. If Tenant does not accept this determination with the 10-day period, Tenant's exercise of the Renewal Option shall be revoked automatically and the Term shall expire on the Expiration Date. In either case, Landlord and Tenant shall each pay the fee of the broker selected by it, and shall equally share the payment of the fee of the third broker.

              (ii) If Tenant accepts the determination of Current Market Rent pursuant to this Section 28.4, then Tenant shall be bound to lease the Premises from Landlord during the Renewal Period at the Current Market Rental so determined and, within fifteen (15) business days after Landlord's receipt of Tenant written acceptance, the parties shall execute a Lease amendment reflecting such renewal, the new economic terms and the Approved Amendments, but failure to execute such amendment shall not affect the commencement of the Renewal Period or Tenant's obligation to pay rent during the Renewal Period at the rate established pursuant to this Article.

28.5 Paint and Carpet. As soon as practicable after commencement of the Renewal Period, Landlord, at its cost, will repaint the Premises with two (2) coats of paint and will retile and recarpet the Premises. The paint, tile and carpet to be used by Landlord will be of comparable quality to those used in connection with the construction of the Premises pursuant to the Work Agreement.

28.6 Time is of the Essence. Time is of the essence with respect to the time periods in this Article.



                                   ARTICLE 29
                            OPTION TO TERMINATE LEASE

29.1 Option to Terminate Lease. At any time during the seventh (7th) Lease Year or thereafter, Tenant shall have the option to terminate this Lease with respect to the entire Premises in accordance with the provisions of this Article 4.3. (the "Termination Option"). Tenant shall have the right to exercise the Termination Option upon delivery to Landlord of (i) a written termination notice from Tenant to Landlord (the "Termination Notice") given on or after the first day of the seventh (7th) Lease Year, which notice shall specify the effective date of termination (the "Termination Date"), which date shall be at least two hundred seventy (270) days following the date the Termination Notice is so delivered to Landlord, and (ii) on the Termination Date so specified, cash in an amount, determined as of the Termination Date (the "Termination Fee"), equal to all unamortized Landlord costs relating to this Lease (including brokerage fees and commissions, tenant improvement allowances, and legal expenses), calculated on a straight-line basis over the initial Term. If Tenant leases any other space in the Building (including Expansion Space or First Offer Space) while the Termination Option remains in effect, then the Termination Fee shall be calculated on the basis such unamortized Landlord costs not only related not only to the original Premises hereunder but for all such other space as well. If exercised by Tenant in accordance with this Article, the Termination Option shall terminate this Lease effective as of the close of business on the Termination Date specified in Tenant's Termination Notice.

29.2 Payment of all Rent Through Termination Date. If Tenant exercises its Termination Option, Tenant shall pay, in addition to the Termination Fee, all Rent as and when it becomes due under this Lease up to and including the Termination Date.

29.3 Inapplicable during Renewal Period. The Termination Option shall lapse and shall be of no further force and effect during any Renewal Period.

29.4 Tenant may not be in Default. If the Termination Option has been timely exercised but on the Termination Date there is an uncured Event of Default by Tenant for which the applicable notice and cure period, if any, has not then expired, then if such Event of Default shall be cured within such applicable notice and cure period, the Termination Date shall occur on the day immediately following the date that Tenant effects such cure. Should such Event of Default continue beyond such notice and cure period, then at Landlord's election Tenant's right to terminate this Lease under this Article shall lapse and be of no further force and effect.

29.5 Time is of the Essence. Time shall be of the essence with respect to all of the time periods set forth in this Article.

                                   ARTICLE 30
                               OPTION TO EXPAND

30.1 Option to Lease Expansion Space. Subject to the terms of this Article, Tenant shall have one (1) option to lease additional space in the Building that is vacant and available for lease during the period starting on the date hereof and ending on the last day of the first Lease Year (the "Expansion Period"). (Space leased pursuant to this Article is referred to hereafter as the "Expansion Space.")

30.2 Exercise of Expansion Option; Determination of Expansion Space. If Tenant desires to exercise its expansion option, Tenant shall so notify Landlord within the Expansion Period. Tenant's notice shall identify the approximate size and location of the space that Tenant desires to lease. Upon receipt of Tenant's notice, Landlord shall work with Tenant in good faith to agree upon the exact size and location of the Expansion Space, taking into account the space that is available at that time and Landlord's reasonable marketing requirements for the remaining vacant space. If the parties are unable to agree upon the size and location of the Expansion Space within ten (10) days after Landlord's receipt of Tenant's notice, Tenant's expansion option shall expire.

30.3 Terms for Expansion Space. The Expansion Space shall be leased on the same terms and conditions as the Premises as though it had been leased along with the Premises as of the Commencement Date, except that (i) the lease term for the Expansion Space shall commence on the date that the space is delivered to Tenant (the "Expansion Space Commencement Date"), (ii) if the Expansion Space Commencement Date falls within the first Lease Year, Base Rent for the Expansion Space shall be calculated at the rate of $19.00 per rentable square foot, with two and one-half percent (2.5%) annual increases occurring on commencement of the second and each subsequent Lease Year during the Term, (iii) if the Expansion Space Commencement Date falls within the second Lease Year, Base Rent for the Expansion Space shall be calculated at the rate of $19.45 per rentable square foot, with two and one-half percent (2.5%) annual increases occurring on commencement of the third and each subsequent Lease Year during the Term, (iv) effective as of the later of the first day of the second Lease Year or the Expansion Space Commencement Date, Tenant's Proportionate Share of Operating Expenses and Tenant's Proportionate Share of Real Estate Taxes shall be increased to include the Expansion Space, (v) Landlord, at its cost, shall build out the Expansion Space to the same level of finish and pursuant to the same procedure as is provided in the Work Agreement, except that the date of substantial completion of the Expansion Space shall be on or before the Expansion Space Commencement Date, and (vi) Landlord may increase the Security Deposit as it deems appropriate, in its reasonable judgment.

30.4 No Extension of Term. If Tenant leases the Expansion Space hereunder, the Term of this Lease shall remain unchanged from that specified in Section 1.3 hereof.

30.5 Execution of Lease Amendment. The parties shall execute an Amendment to Lease reflecting the lease of the Expansion Space within ten (10) business days after Tenant receives the Amendment from Landlord, but failure to execute such Amendment shall not affect the commencement of the term for the Expansion Space or Tenant's obligation to pay rent for the Expansion Space in accordance with this Article.

30.6 Subordinate to Lease with Crosswalk. Tenant's rights under this Article shall be subordinate to all rights to lease space on the first floor of the Building that are granted to Crosswalk.com, Inc. ("Crosswalk") pursuant to the Deed of Lease dated August, 1999 between Landlord and Crosswalk.

30.7 Tenant may not be in Default. This Article shall apply only as long as this Lease is in full force and effect and there is no Event of Default hereunder that remains uncured beyond any applicable notice or cure period.

30.8 Time is of the Essence. Time shall be of the essence with respect to all of the time periods set forth in this Article.

                                   ARTICLE 31
                              RIGHT OF FIRST OFFER

31.1 Grant of Right of First Offer. Subject to the terms of this Article, Tenant shall have a right of first offer (the "First Offer Right") to negotiate for the lease of any space in the Building that becomes available for lease after the expiration of the first Lease Year (each of such spaces being referred to as the "First Offer Space").

31.2 Exercise of Right of First Offer. If all or any part of the First Offer Space becomes available for lease at a time when the First Offer Right is in effect ("Available First Offer Space"), Landlord shall offer the Available First Offer Space to Tenant before offering it to any other party. Landlord shall offer the Available First Offer Space to Tenant by submitting to Tenant a letter of intent with respect thereto, identifying the date on which Landlord expects the Available First Offer Space to be available for occupancy by Tenant (the "First Offer Space Commencement Date"), and containing such terms and conditions as are determined by Landlord, in Landlord's reasonable discretion, acting in good faith, to be the market rate for available space in the Building and in other comparable office buildings in the northern Virginia metropolitan area. Tenant shall have the right within thirty (30) days after Tenant receives such proposed letter of intent to negotiate the terms and conditions of a binding letter of intent for such Available First Offer Space (both Landlord and Tenant acting in good faith) providing for a commencement date not later that the First Offer Space Commencement Date specified in Landlord's proposed letter of intent; provided that if Landlord and Tenant fail to execute such a binding letter of intent within such thirty (30) day period, then such Available First Offer Space shall constitute "Rejected First Offer Space" within the meaning of Section 31.4 hereof. The term for the First Offer Space shall end on the same date as the Term for the Premises; provided, however, that if the First Offer Space Commencement Date will occur within the last three Lease Years of the Term, Landlord may condition the lease of the Available First Offer Space to Tenant upon the extension of the Expiration Date for the entire Premises to be three
(3) years from the First Offer Space Commencement Date, with Rent for such additional period being agreed to by Landlord and Tenant in the negotiation of the binding letter of intent.

31.3 Execution of Lease AmendmentThe parties shall execute an Amendment to Lease reflecting the lease of the Available First Offer Space within ten (10) days after Landlord and Tenant executes the binding letter of intent, but failure to execute such Amendment shall not affect the commencement of the term for the Available First Offer Space or Tenant's obligation to pay rent for the Available First Offer Space in accordance with the letter of intent.

31.4 Rejected First Offer Space. Any Available First Offer Space that Tenant fails to lease in accordance with this Article shall thereafter become "Rejected First Offer Space." Landlord shall be free to lease all or any part of any Rejected First Offer Space to any other party without first offering all or any part of the Rejected First Offer Space to Tenant. However, if any "Special Rejected First Offer Space" is so leased by Landlord to any other party and later becomes available for lease during the Term, then notwithstanding the foregoing, such Special Rejected First Offer Space shall become and considered as Available First Offer Space at the time such Special Rejected First Offer Space so becomes available for lease. As used herein, "Special Rejected First Offer Space" means Available First Offer Space that becomes Rejected First Offer Space during the first eighteen (18) full calendar months of the Term.

31.5 Subordinate to Existing Rights of Other Tenants. Notwithstanding anything to the contrary in this Article, no First Offer Space shall be considered available for lease if (i) the tenant then occupying the space desires to renew its lease, whether pursuant to a renewal option or otherwise, or (ii) the space is subject to any other right of first offer, first refusal or similar right of another tenant (including Crosswalk) existing as of the Commencement Date. Accordingly, any such First Offer Space not considered available for lease pursuant to the preceding sentence may be leased by Landlord to the existing tenant or party holding such other right without first offering it to Tenant.

31.6 Tenant may not be in Default. This Article shall apply only as long as this Lease is in full force and effect and there is no uncured monetary Event of Default hereunder.

31.7 Time is of the Essence. Time shall be of the essence with respect to all of the time periods set forth in this Article.

                                   ARTICLE 32
                                 SATELLITE DISH

32.1 Right to Have Satellite Dish. Tenant shall have the right to install and maintain on the roof of the Building one (1) satellite dish antenna or microwave antenna, together with the cables extending from such antenna to the Premises, subject to the conditions set forth in this Article. (Said satellite dish or microwave dish antenna and all related cables, boosters and other equipment are referred to hereafter collectively as the "Antenna").

32.2 Approval of Specifications. The location, size, weight, height and all other features and specifications of the Antenna and the manner of initial installation of it shall be mutually agreed upon by Landlord and Tenant. Tenant shall install appropriate screening of the Antenna as reasonably required by Landlord.

32.3 Compliance with Legal Requirements. The Antenna, and the installation thereof, shall comply with all Legal Requirements. If, at any time during the Term, the Antenna does not comply with all Legal Requirements, Tenant shall immediately remove it or, with Landlord's approval, immediately modify the Antenna to bring it into compliance with all Legal Requirements. Tenant's failure to obtain any permit required in order to initially install the Antenna, or a subsequent inability to maintain the Antenna for any reason, shall have no effect on this Lease other than to nullify the right to install and use the Antenna.

32.4 Maintenance. Landlord shall have the right to regulate and control access to the roof by Tenant, its employees, agents and contractors. At all times, Tenant shall maintain the Antenna in clean, good and safe condition and in a manner that avoids interference with or disruption to Landlord and other tenants of the Building.

32.5 Indemnification. Tenant's placement of the Antenna on the roof as aforesaid shall be at Tenant's sole risk and Landlord shall have no liability for damage thereto or loss thereof under any circumstances. Tenant shall indemnify and hold Landlord harmless for any liability, damages, costs or expenses (including reasonable attorneys' fees) incurred as a result of permitting the placement and operation of the Antenna on the roof and allowing access thereto.











                [Remainder of this page intentionally left blank]

32.6 Removal. At the expiration or earlier termination of the term of this Lease, Tenant shall remove the Antenna from the Building and surrender the area of the roof occupied by the Antenna in good condition, ordinary wear and tear and unavoidable damage by the elements excepted.

32.7 Electric Charges. Tenant shall be responsible for paying all electric charges incurred in connection the operation of the Antenna.

32.8 Use of Roof by Other Parties. Landlord may grant other parties the right to use the roof for any lawful purposes (including the installation of other satellite dishes and antennas) as long as this use does not unreasonably interfere with Tenant's right to use the roof for its Antenna in accordance with this Article.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the date above written.

                               LANDLORD:

                               ENTERPRISE CENTER LIMITED PARTNERSHIP NUMBER TWO, a Virginia limited partnership
ATTEST:
                                 By:    ELV/ENTERPRISE II, INC., a Delaware
/s/ Theresa F. McLaughlin                corporation, its general partner

                                        By:  /s/ Scott W. Jenkins        (Seal)
Name:  Theresa F. McLaughlin                Scott W. Jenkins, Vice President
Title: Asset Manager

                               TENANT:

                               SOFTWARE TECHNOLOGY, INC., a Florida  corporation
ATTEST:
                               By:    /s/ Larry Whitfield
/s/ Sally Ball
                                                                         (Seal)
Name:  Sally Ball              Name:   Larry Whitfield
Title: VP Finance              Title:  President

                                    EXHIBIT A

                              PLAN SHOWING PREMISES

                                [to be inserted]

RALEIGH #320895 v 5                                      B-4

                                    EXHIBIT B

                                 WORK AGREEMENT

1. Definitions. The following terms, when used herein, shall have the meanings set forth below.

1.1 Architect. The person or firm selected by Tenant to prepare the Space Plan and the Construction Documents. Tenant's selection of the Architect shall be subject to Landlord's approval, which shall not be unreasonably withheld.

1.2 Change Order. Any change requested by Tenant to the approved Construction Documents.

1.3 Construction Documents. The construction working drawings, mechanical, electrical and other technical specifications, and the finishing details for the Tenant Improvements, including wall finishes and colors and technical and mechanical equipment installations, if any. The Construction Documents shall be subject to Landlord's approval, which shall not be unreasonably withheld, except that Landlord, in its absolute discretion, may withhold its approval of any improvements to the extent that they affect the Building's structure or systems or would be visible from the exterior of the Building or from any common area in the Building

1.4 Contractor. The person or firm selected by Landlord to construct to the Tenant Improvements.

1.5 Excess Cost. The amount, if any, by which the total cost of completing the Tenant Improvements (including design fees, construction costs, and the cost of obtaining building and occupancy permits) exceeds the Tenant Allowance. The calculation of Excess Cost shall not include the ADA-related items for which Landlord is responsible under Paragraph 4.B hereof.

1.6 Punchlist. A list of construction items to be completed after the Commencement Date that are minor in character and do not materially interfere with Tenant's use of the Premises.

1.7 Space Plan. The plan showing the outline of the Tenant Improvements, including the location of offices, conference rooms and other areas. The Space Plan shall be subject to Landlord's approval, which shall not be unreasonably withheld.

1.8 Substantial Completion. Completion of the Tenant Improvements substantially in accordance with the Construction Documents, except for the Punchlist.

1.9 Tenant Allowance. $553,400.00. The Tenant Allowance may be used to pay for any of the following: all costs incurred in completing the Tenant Improvements (including design fees, construction costs, and the cost of obtaining building and occupancy permits). Any unused portion of the Tenant Allowance shall be credited against Rent that is first due under the Lease or, at Tenant's option, paid to Tenant on the Commencement Date; provided that, notwithstanding the foregoing, no such credit or payment shall be made unless and until Landlord shall have received complete and final invoices labor and materials relating to the installation and construction of the entire Tenant Improvements and lien waivers from all contractors and, if determined by Landlord to be necessary or desirable, subcontractors, reasonably satisfactory in form and substance to Landlord.

1.10 Tenant Delay. Any delay in completing the Tenant Improvements caused by any of the following: (i) Tenant's failure to meet any of the deadlines specified in this Work Agreement, (ii) a Change Order, (iii) Tenant's failure to pay the Excess Cost when due, (iv) interference with the construction process by any person employed or retained by Tenant, (v) Tenant's insistence on specific materials, finishes or installations that are not available as needed to meet the Contractor's schedule, or (vi) any other Tenant-caused delay. 1.11 Tenant Improvements. The improvements to the Premises being made pursuant to this Work Agreement in order to prepare the Premises for Tenant's occupancy. The term "Tenant Improvements" shall not include Cabling or the installation of any of Tenant's furniture or equipment.

2. Design and Construction Schedule.

      2.1 The parties shall adhere to the following design and construction schedule.

     Action                                  Deadline
     ------                                  --------
     Tenant furnishes all                    December 22, 1999
     information to Architect
     needed for Space Plan.

     Tenant submits proposed                 February 3, 2000  or  3  wks  after
     Space Plan to Landlord                  architect is under contract, which-
     for approval.                           ever is later.

     Tenant furnishes all                    February 4, 2000  or  3  wks  after
     information to Architect                architect is under contract, which-
     needed for Construction                 ever is later.
     Documents (e.g., design finishes).

     Finishes Selected                       February 11, 2000 or 3 wks and  one
                                             day after   architect is under con-
                                             tract, whichever is later.

     Tenant submits proposed                 March 3, 2000 or 8 wks after archi-
     Construction Documents to Landlord      tect is  under contract,  whichever
     for approval.                           is later.

     Construction Substantially Completed.   May 1, 2000

      2.2 Upon notice to Landlord and Contractor given within three (3) days after Contractor is selected, Tenant may require Contractor to obtain at least three (3) bids from some or all of the trades required to construct the Tenant Improvements. In selecting subcontractors from whom to request bids, Contractor shall take into account any subcontractors suggested in writing by Tenant within this 3-day period. Landlord, in consultation with Tenant, shall select the subcontractors.

3.    Construction; Change Orders.

      3.1 Contractor shall construct the Tenant Improvements in a good and workmanlike manner substantially in accordance with the Construction Documents. Landlord shall supervise this construction. Subject to subsection B below, Landlord shall not be paid an administrative or construction management fee for its supervision of the Tenant Improvements, but shall be compensated for any actual costs that Landlord incurs in connection with reviewing plans or supervising the construction process. Landlord shall endeavor in good faith to cause the Tenant Improvements to be Substantially Completed on or before the date set forth in Section 2, subject to adherence by Tenant to the deadlines set forth in Section 2 above, but neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by a failure to Substantially Complete the Premises by such date, and Tenant shall have no claim against Landlord because of Landlord's failure to Substantially Complete the Premises on such date or by any other date.

      3.2 Landlord's approval of any Change Orders shall be required, but shall not be unreasonably withheld except that Landlord, in its absolute discretion, may withhold its approval of any Change Orders to the extent that they affect the Building's structure or systems or would be visible from the exterior of the Building or from any common area in the Building. If Landlord approves a Change Order, Landlord shall be paid an administrative fee equal to five percent (5%) of cost of the Change Order. This administrative fee may be paid from the Tenant Allowance. If the Tenant Allowance is insufficient to pay the fee, Tenant shall pay it within ten (10) days after the Change Order is approved.

      3.3 Upon Substantial Completion of the Tenant Improvements, Landlord will deliver possession of the Premises to Tenant. Before delivering the Premises to Tenant, Landlord will obtain a certificate of occupancy, if one is required by Law for Tenant to occupy the Premises. Tenant will cooperate with Landlord as necessary to obtain any such certificate of occupancy. Landlord will give Tenant at least thirty (30) days' notice of the date upon which Landlord will deliver possession of the Premises to Tenant.

4. Affect of Tenant Delay on Commencement Date. If Landlord is delayed in delivering possession of the Premises to Tenant in accordance with this Work Agreement because of a Tenant Delay, then, notwithstanding Section 3 of the Lease, the Commencement Date shall be the date (as reasonably determined by Landlord) that Landlord would have delivered the Premises to Tenant but for the Tenant Delay.

5.  Payment  for the  Tenant Improvements.

      5.1 Landlord shall provide Tenant with the Tenant Allowance, which shall be used to pay for the cost of completing the Tenant Improvements, including design fees, construction costs, and the cost of obtaining building and occupancy permits. If there is an Excess Cost, Landlord shall so notify Tenant, and Tenant shall pay the Excess Cost to Landlord within ten (10) days after Landlord's notice is received. Landlord shall make all payments to the Contractors and/or Subcontractors within ten (10) days of receipt of invoices and, if reasonably required by Landlord, executed lien waivers in form and substance reasonably satisfactory to Landlord.

      5.2 In addition to the Tenant Allowance, Landlord shall pay for the cost of any improvements to the base building (e.g., the bathrooms) required by the Americans with Disabilities Act or any regulations promulgated thereunder (the "ADA"). All other ADA-related improvements to the Premises shall be paid for by Tenant, subject to the Tenant Allowance.

6. Punchlist. Before the Premises are delivered to Tenant, Landlord, Tenant and Contractor shall make a final inspection of the Premises to ensure that the Tenant Improvements have been made substantially in accordance with the Con-struction Documents, at which time the Punchlist shall be prepared. Contractor shall complete the items on the Punchlist as soon as practicable after the Commencement Date.Within thirty (30) days after the Commencement Date the Tenant shall have the right to submit to Landlord a revised Punchlist setting forth any deviation from the Plans and Specifications and any work that does not function properly. The Landlord shall cure all defects within thirty (30) days of receipt of the revised Punchlist.

7.  Early Entry by Tenant; Coordination of Work.

      7.1 During the 30-day period before the Commencement Date, Landlord shall grant Tenant access to the Premises solely for the purpose of installing telephone and computer cable and wiring, fixtures, furniture and related items within the Premises. During the 10-day period before the Commencement Date, the Premises shall be substantially free of Landlord's contractors. Landlord may exercise its reasonable discretion as to the timing of Tenant's early entry as such timing relates to the completion of the Tenant Improvements. During any periods of such early entry, Tenant shall abide by all terms and conditions of this Lease (including all insurance requirements), but Tenant shall not be required to pay Rent before the Commencement Date.

      8.1 Landlord will provide Tenant's consultants with reasonable access to the Premises to inspect the progress of construction and to install any Cabling that needs to be installed before walls are closed.

                                    EXHIBIT C

                       DECLARATION BY LANDLORD AND TENANT

         THIS DECLARATION is hereby attached to and made a part of the Lease dated January 3, 2000 (the "Lease"), between ENTERPRISE CENTER LIMITED PARTNERSHIP NUMBER TWO, a Virginia limited partnership ("Landlord") and SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Tenant"). All terms used in this Declaration have the same meaning as they have in the Lease.

      1. Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on

      2. As of the date hereof the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date;

      3. The Commencement Date is hereby  established to be _______________; and

      4. The Expiration Date is hereby established to be ________________, unless the Lease is sooner terminated pursuant to any provisions thereof.


ATTEST/WITNESS:            LANDLORD:

                           ENTERPRISE CENTER LIMITED PARTNERSHIP NUMBER TWO, a Virginia limited partnership

                           By: ELV/ENTERPRISE II, INC., a Delaware corporation, its general partner

                           By:
Name:                           Scott W. Jenkins, Vice President


ATTEST/WITNESS:            TENANT:


                           SOFTWARE TECHNOLOGY, INC., a Florida corporation


                           By:                                        [SEAL]
Name:                      Name:
                           Title:

                                    EXHIBIT D

                              RULES AND REGULATIONS

      The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building and the Complex and become effective upon occupancy. Strict adherence to these rules and regulations is necessary, to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy. Any repeated or continuing violation of these rules and regulations by Tenant after notice from Landlord, shall be sufficient cause for termination of this Lease at the option of Landlord.

      Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent (.ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of enjoyment with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord.

      1. The sidewalks, entrances, passages, courts, vestibules, or stairways, or other parts of the Complex and the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from any tenant's Premises. Landlord shall have the right to control and operate the public portions of the Complex, the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators, and other public portions or facilities of the Complex or the Building.

      2. No signs, awnings or other projections shall be attached to the outside walls of any building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior consent of Landlord. Such signs, awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

      3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Complex or the Building, nor placed in any interior Common Area without the prior written consent of Landlord.

      4. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

      5. There shall be no marking, painting, drilling into or in anyway defacing any part of the Premises, the Building, or the Complex. No boring, cutting or stringing or wires shall be permitted. No tenant shall construct, maintain, use or operate within its Premises or elsewhere within or on the outside of the Building or the Complex, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system excepting any security or security related system.

      6. No animals, birds or pets of any kind shall be brought into or kept in or about the Premises unless required under the "ADA", and no cooking shall be done or permitted by any tenant on its Premises except for a tenant's employee's own use. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate from its Premises.

      7. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or any neighboring building or Premises or with any person having business with such occupants. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

      8.  No  inflammable,   combustible,   or  explosive  fluid,   chemical  or
radioactive substance shall be brought or kept upon the Premises.

      9. Each tenant shall, upon termination of its tenancy, restore to Landlord all keys and/or lock combinations of stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished such tenant shall pay to Landlord the cost of replacement thereof.

      10. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its Agent may determine from time to time. Landlord reserves the right to exclude from the Premises all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

      11. Any person employed by any tenant to do janitorial work within its Premises must obtain Landlord's reasonable consent and such person shall comply with all reasonable instructions issued by the superintendent of the Building or the Complex. No tenant shall engage or pay any employees on its Premises, except those actually working for such tenant on its Premises.

      12. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like service, from any company or persons whose repeated violations of these Regulations have caused, in Landlord's reasonable opinion, a hazard or nuisance to the Building, the Complex, and/or its occupants.

      13. Landlord reserves the right to exclude from the Building at all times any person who is known or does not properly identify himself to the management. Landlord may at its option require all persons admitted to or leaving the Building and the Complex between the ours of 6 p.m. and 8 a.m., Monday through

Friday, and at all times on Saturday, Sunday, and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building and shall be liable to Landlord for all acts of such persons.

      14. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

      15. No Tenant shall occupy or permit any portion of its Premises to be used or occupied for the possession, storage, manufacture, or sale of liquor, narcotics, tobacco in any form, or as a barber or manicure shop, or as an employment bureau, unless said Tenant's lease expressly grants permission to do so. No Tenant shall engage or pay any employees on its Premises, except those actually working for such Tenant on said Premises, nor advertise for laborers giving an address at said premises.

      16. Landlord's employees shall not perform any work for Tenant or do anything outside of their regular duties, unless under special instruction from the management.

      17. Canvassing, soliciting, and peddling on the Premises is prohibited and each Tenant shall cooperate to prevent the same.

      18. No water cooler, plumbing or electrical fixtures shall be installed by any Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

      19. There shall not be used, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

      20. Where carpet is installed over access plates to under-floor ducts, Tenant will be required, at Tenant's expense, to provide access to said access plates when necessary.

      21. Mats, trash, or other objects shall not be placed in the public corridors.

      22. Tenant shall not overload the floors or exceed the maximum floor weight limits of the Premises, which weight limit is seventy (70) pounds per square foot.

      23. If Landlord designates a certain portion of parking areas for employee parking, Tenant covenants that it will require its employees to park in such area to the extent of spaces available. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

      24. Tenant agrees not to operate any machinery in the Premises which may cause vibration or damage to the Premises; not to use a loudspeaker which can be heard outside the Premises, or to extend curb service to customers.

      25. Landlord hereby designates the followings days as holidays (collectively, the "Holidays"), on the dates observed by the Federal government, as applicable, on which days services will not be provided and normal Building operating hours will not be followed: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday after Thanksgiving, Christmas Day, and any other national holiday promulgated by a Presidential Executive Order or Congressional Act.

                                    EXHIBIT E

                            SITE PLAN OF THE COMPLEX

                                    EXHIBIT F

                             RESERVED PARKING SPACES

                                    EXHIBIT G

                             CLEANING SPECIFICATIONS

                                    EXHIBIT H

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made and entered into this the 3rd day of January, 2000, by and among SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Tenant"), and CROWN LIFE INSURANCE COMPANY ("Lender"), and ENTERPRISE CENTER LIMITED PARTNERSHIP NUMBER TWO, a Virginia limited partnership ("Landlord").

                                R E C I T A L S:

         WHEREAS, Landlord executed a Lease dated as of January 3, 2000, in favor of Tenant (the "Lease"), covering a certain Demised Premises therein described located on a parcel of real estate, a legal description of which is attached hereto and incorporated herein by this reference as Exhibit "A" (said parcel of real estate and the Demised Premises being sometimes collectively referred to herein as the "Property"); and

         AND WHEREAS Lender is the holder of a Deed of Trust which constitutes a lien against the property and was recorded December 16, 1988, in the Clerk's Office of the Circuit Court of Fairfax County, Virginia in Deed Book 7223, Page 1478 (the "Mortgage");

         AND WHEREAS, it is a condition of the loan secured by said Mortgage that the Mortgage shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the Lease and to the leasehold estate created thereby;

         AND WHEREAS, the parties hereto desire to assure Tenant's possession and control of the Demised Premises under the Lease upon the terms and conditions therein contained;

         NOW, THEREFORE, for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties hereto, the parties hereto do hereby agree as follows:

                               A G R E E M E N T:

         1. The Lease is and shall be subject and subordinate to the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all future advances made thereunder. Notwithstanding the foregoing, Tenant agrees that at the option of the Lender, upon notice to the Tenant at any time and from time to time, the Lease shall be superior to the Mortgage. Such option of the Lender may be exercised an unlimited number of times.

         2. Tenant covenants and agrees with Lender that the Lease is presently in good standing and in full force and effect and unmodified and that the Tenant has accepted possession of the Demised Premises and that any improvements required by the Lease to be made by the Landlord have been completed to the satisfaction of the Tenant.

         3. Should Lender become the owner of the Property, or should the Property be sold by reason of foreclosure, or other proceedings brought to enforce the Mortgage, or should the Property be transferred by deed in lieu of foreclosure, or should any portion of the Property be sold under a trustee's or judicial sale or power of sale, the Lease shall continue in full force and effect as a direct lease between the then owner of the Property and Tenant, upon, and subject to, all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, including any extensions therein provided. Tenant does hereby agree to attorn to Lender or to any such owner as its landlord, and Lender hereby agrees that it will accept such attornment.

         4. Notwithstanding any other provision of this Agreement, Lender shall not be (a) liable for any default of any landlord under the Lease (including Landlord), accruing prior to the Lender acquiring title to the Property; (b) subject to any offsets or defenses which have accrued prior to the Lender acquiring title to the Property , unless Tenant shall have delivered to Lender written notice of the default which gave rise to such offset or defense and permitted Lender the same right to cure such default as permitted Landlord under the Lease; (c) bound by any Rent that Tenant may have paid under the Lease more than one month in advance; (d) bound by any amendment or modification of the Lease hereafter made without Lender's prior written consent; (e) responsible for the return of any security deposit delivered to Landlord under the Lease and not subsequently received by Lender.

         5. Tenant shall give written notice to the Lender of any default of Landlord which would entitle Tenant to cancel the Lease or reduce, set-off or abate the rent payable thereunder, and agrees that notwithstanding any provision of the Lease, no notice of cancellation thereof shall be effective and no right of set-off shall be exercised unless the Lender has received the notice aforesaid and has failed within thirty (30) days of the date thereof to cure same or, if the default cannot be cured within said thirty (30) days, has failed to commence and to diligently prosecute the cure of Landlord's default which gave rise to such right of cancellation or set-off.

         6. Should the Lender acquire possession of the Property, it shall be under no personal liability with respect to any of the provisions of the Lease, and if the Lender is in breach or default with respect to its obligations, if any, under the Lease, Tenant shall look solely to the equity of the Lender in, and the income arising from, the Property for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure or enforce any personal judgment against the Lender or against any employee or agent of the Lender by reason of such default by the Lender.

         7. If Lender sends written notice to Tenant to direct its Rent payments under the Lease to Lender instead of Landlord, then Tenant agrees to follow the instructions set forth in such written instructions and deliver Rent payments to Lender, whether or not Lender takes possession of the Property; however, Landlord and Lender agree that Tenant shall be credited under the Lease for any Rent payments received by Lender pursuant to such written notice.

         8. In the event the Lease contains a right of first refusal with respect to a sale of the Premises or an option to purchase the Premises (collectively, an "RFR/Option Proviso") such RFR/Option Proviso shall not apply to any foreclosure or deed-in-lieu of foreclosure relating to the Premises. Moreover, from and after any foreclosure or deed-in-lieu of foreclosure, said RFR/Option Proviso shall automatically terminate and be of no further force and effect as if the RFR/Option Proviso had never been included in the Lease.

         9. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by over-night messenger delivery or first-class registered mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth above:

                  TENANT:

                  Software Technology, Inc.
                  4100 Lafayette Center, Suite 200
                  Chantilly, Virginia  22021
                  Attention: Jim Campbell, Doug Shorter

                  LENDER:

                  Crown Life Insurance Company
                  Mortgage Department
                  1874 Scarth Street, Suite 1900
                  Regina, Saskatchewan
                  S4P 4B3

                  LANDLORD:

                  Enterprise Center Limited .Partnership Number Two c/o ELV Associates, Inc.
                  3340 Peachtree Road, NE, Suite 2675
                  Atlanta, GA 30326
                  Attn: Ms. Theresa F. McLaughlin

All notices  delivered by mail as set forth above shall be deemed effective five
(5) days from the date deposited in the Canadian or United States mail, as the case may be.

         10. This Non-Disturbance and Attornment Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property.

         11. Should any action or proceeding be commenced to enforce any of the provisions of this Non-Disturbance and Attornment Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, including reasonable legal fees.

         12. Tenant shall not be enjoined as a party/defendant in any action or proceeding which may be instituted or taken by reason or under any default by Landlord in the performance of the terms, covenants, conditions and agreements set forth in the Mortgage.

         IN WITNESS WHEREOF, the parties hereto have caused this Non-Disturbance and Attornment Agreement to be executed as of the day and year first above written.

                          LENDER:

                          CROWN LIFE INSURANCE COMPANY


                          By:
                          Name:
                          Title:

                          By:
                          Name:
                          Title:

                          I/We have authority to bind the Corporation.

                          TENANT:

                          SOFTWARE TECHNOLOGY, INC.


                          By:
                          Name:
                          Title:

                          I/We have authority to bind the Corporation.

                          LANDLORD:

                          ENTERPRISE CENTER LIMITED .PARTNERSHIP NUMBER TWO


                          By:
                          Name:
                          Title:

                          I have  authority  to  bind the Corporation.

                                    Exhibit A
                                       To
             Subordination, Non-Disturbance and Attornment Agreement

                                Legal Description

All that certain land situate in the County of Fairfax, Virginia, and more particularly described as follows:

                                Legal Description
                                   Property of
                                Enterprise Center
                         Limited Partnership Number Two
                                  16.7493 Acres

                            Springfield Mag. District
                              Fairfax Co., Virginia


Beginning at a point on the easterly right-of-way line of Lafayette Center Drive, a 60 foot wide public roadway, said point being a corner to other property of Lafayette Business Center Associates, and said point being the northwest corner of the herein described parcel; Thence departing said right-of-way line north 58 degrees 27 minutes 29 seconds east for 44.01 feet to a point; Thence north 40 degrees of 02 minutes 52 seconds east for 151.05 feet to a point; Thence south 49 degrees 57 minutes 08 seconds east for 83.20 feet to a point; Thence north 82 degrees 46 minutes 03 seconds east for 198.58 feet to a point; Thence south 64 degrees, 36 minutes 44 seconds east for 130.61 feet to a point; Thence south 85 degrees 17 minutes 05 seconds east for 73.25 feet to a point; Thence north 07 degrees 00 minutes 58 seconds east for 25.82 feet to a point; Thence south 68 degrees 30 minutes 29 seconds east for 285.78 feet to a point; Thence south 13 degrees 29 minutes 45 seconds east for 158.27 feet to a point; Thence south 08 degrees 07 minutes 37 seconds east for 64.34 feet to a point; Thence south 27 degrees 57 minutes 46 seconds east for 27.52 feet to a point; Thence south 24 degrees 17 minutes 43 seconds west for 1084.00 feet, to a point; Thence north 65 degrees 42 minutes 53 seconds west for 142.20 feet to a point, a corner to parcel 3; Thence with parcel 3 north 57 degrees 47 minutes 21, seconds east for 15.00 feet to a point; Thence north 10 degrees 45 minutes 45 seconds west for 146.39 feet to a point; Thence north 27 degrees 34 minutes
29 seconds west for 115.45 feet to a point; Thence north 43 degrees 52 minutes 36 seconds east for 57.56 feet to a point; Thence south 87 degrees 07 minutes 31 seconds east for 95.49 feet to a point; Thence north 48 degrees 49 minutes 50 seconds west for 502.41 feet to a point on the aforementioned easterly right-of-way line of Lafayette Center Drive; Thence with said right-of-way line north 24 degrees 43 minutes 39 seconds east for 14.46 feet to a point; Thence with a curve to left having a radius of 603.00 feet, a chord and bearing of north 09 degrees 46 minutes 59 seconds east for 311.01 feet; for an arc distance of 314.56 feet to a point; Thence with a curve to the right having a radius of
25.00 feet, a chord and bearing of north 37 degrees 16 minutes 25 seconds east for 33.77 feet, for an arc distance of 37.08 feet to a point on the southerly right-of-way line of Technology Court, a 60 foot wide public roadway; Thence with said right-of-way line, north 79 degrees, 48 minutes 44 seconds east for
189.32 feet to point; Thence with a curve to the right having a radius of 25.00 feet, a chord and bearing of south 76 degrees 55 minutes 47 seconds east for
19.79 feet, for an arc distance of 20.34 feet to a point; Thence with a curve to the left having a radius of 55.00 feet; a chord and bearing of north 10 degrees 11 minutes 16 seconds west for 75.63 feet, for an arc distance of 262.19 feet to a point on the northerly right-of-way line of said Technology Court; Thence with said right-of-way line with a curve to the right having a radius of 25.00 feet, a chord and bearing of south 56 degrees 30 minutes 10 seconds west for 19.74 feet, for an arc distance of 20.30 feet to a point; Thence south 79 degrees 48 minutes 44 seconds west for 189.32 feet to a point; thence with a curve to the right having a radius of 25.00 feet, a chord and bearing of north 57 degrees 41 minutes 58 seconds west for 33.74 feet for an arc distance of 37.03 feet to a point on the aforementioned easterly right-of-way line of Lafayette Center Drive; Thence with said right-of-way line with a curve to the left having a radius of 603.00 feet, a chord and bearing of north 23 degrees 22 minutes 34 seconds west for 171.30 feet, for an arc distance of 171.88 feet to the point of beginning containing 16.7493 acres.